Listing Report:Supplement No. 68 dated Oct 05, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 247543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$200.49

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1996	Debt/Income ratio:	29%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	25y 8m
Amount delinquent:	$0	Revolving credit balance:	$52,289	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	shores	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate credit cards so that I can pay one bill at a lower interest rate and in a shorter period of time.

My financial situation:
I am a good candidate for this loan because? I am honest and hard working.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 347543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 12.78%	Starting monthly payment:	$350.91

Auction yield range:	3.27% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	30%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$26,785	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lakesideliving	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to pay off debt I acquired when I built a little rambler on a lake last year.? I had always dreamed of raising children on a lake.? The cost of building had some hidden costs along the way that?I put on credit cards to band aid through it and now I would like to get back on track financially.?

My financial situation:
I am a good candidate for this loan because I have a doctoral degree and teach at multiple universities during the year allowing me to have a strong financial flow throughout the year.? I do work full time?at a state university?and that job is secure.? I am responsible and follow through on my responsibilities.? This loan will allow me to take back control of my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 394821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1986	Debt/Income ratio:	60%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	32 / 27	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	91	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$107,838	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	finance-mirth473	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Growth and Development
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because of my professional standing, my solid and steady income, and my many years of experience in the profession. I have a large network within the healthcare setting including professional at all levels of decision making. My skills are perfect for the growing field of pharmacy and healthcare. I have previous business experience creating a regional pharmaceutical company for infancy to major growth with over 5 million in revenues prior to being sold.

Monthly net income: $ 15,400.00

Monthly expenses: $
??Housing: $ 1800.00
??Insurance: $ 150.00
??Car expenses: $ 752.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 145.00
??Food, entertainment: $?350.00
??Clothing, household expenses $?650.00
??Credit cards and other loans: $ 2500.00
??Other expenses: $ 3000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415773
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$233.91

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2003	Debt/Income ratio:	9%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$19,804	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	affluence-giant3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONDSOLIDATION
Purpose of loan:
This loan will be used to? PAY OFF credit cards debts that has a promotional offer that will end by?JANUARY?next year.

My financial situation:
I am a good candidate for this loan because? I have a stable job and is responsible to make timely payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 420911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	17.27% - 26.38%	Estimated loss impact:	19.53%
Lender servicing fee:	1.00%	Estimated return:	6.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1987	Debt/Income ratio:	35%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	15 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,158	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Parakeet	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 7% )	620-640 (Jul-2008)
Principal balance:	$760.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
To Pay bills
Purpose of loan:
This loan will be used to pay bills.

My financial situation:
I am a good candidate for this loan because I have very good credit. I?am a responsible person who will pay loan on time.?

Monthly net income: $ 3,377.60

Monthly expenses: $
??Housing: $ I live with my?Mom and?the house is paid for.
??Insurance: $ 300.00
??Car expenses: $ 550.52
??Utilities: $ 200.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 25,000
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$197.95

Auction yield range:	8.27% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1979	Debt/Income ratio:	40%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$132,291	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	portland08	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$5,520.70	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Buying inventory for new contract
Purpose of loan:
This loan will be used to? Help pay for inventory for a new $20,000 contract

My financial situation:
I am a good candidate for this loan because? our customers are large (Fortune 100)? and they pay within 45 days

Monthly net income: $7600.00

Monthly expenses: $4100
??Housing: $1125
??Insurance: $400
??Car expenses: $200
??Utilities: $300
??Phone, cable, internet: $100
??Food, entertainment: $500
??Clothing, household expenses $200
??Credit cards and other loans: $600
??Other expenses: $600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.27% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1985	Debt/Income ratio:	118%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$107,637	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	palmetto0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards that were used to send?and assist my daughter with?her college tuition and expenses. She?has her Master's Degree in Mass Communications/Public Relations.??

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and my credit is good.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,665	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	frankiecooper	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Adios credit cards....and high rate
?I am a Personal Trainer in Los Angeles CA. 2 years ago I set off on my own to open Pure and Simple Fitness ? a personal training business where I no longer had to share in the profits derived from training sessions. The problem: when my oldest daughter was born, much of the related expenses/everyday expenses were put on CC?s and then during the financial meltdown my available credit was reduced which triggered increasing interest, a higher debt ratio, and a lower score(Equifax has me at a 693 as of last week).
I have negotiated 5 of my cards down and closed the ones I could. It was recommended that my chances of getting a loan would be better in the 8000 range and that is why I am only asking for that amount. I figure something is better than nothing to make a dent in this.
Feel free to ask me any questions you might have, and thanks for bidding!!!

Monthly net income: $ 6600

Monthly expenses: $ 5854

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426701
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	26%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$24,602	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	moola-steward0	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping a Dream
Purpose of loan:
I want this loan to purchase a house for my sister.? She has always had the dream of becoming a home-owner, but unfortunately too many obstacles interfered with that goal.? When she was finally in a financial position to potentially reach her dream, she lost her job due to down sizing of her company.? She has settled for a job earning half her original salary in retail sales.? My spouse and I have found a foreclosed home that needs some TLC, which we are willing and able to provide.? The banks are not interested in loaning us anything under $35,000.00, and our real estate broker advised we pay cash due to the small amount involved.? ?We would be the responsible party for the pay-off of this loan, but my sister would have the ?feeling? of owning her own property.

My financial situation:
I am a good candidate for this loan, because I am a home-owner and have access to emergency funds.? My financial situation is good,?I have a decent savings, plus I have a secure job and a?college education.? I have had 2 vehicle loans and 3 signature loans in the past, which I paid off successfully.? Four years ago, I purchased a home for a friend who was facing foreclosure.? My involvement helped him to regain control of his life and return to a stable financial position.? This loan would enable me to do the same for my sister.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426731
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$365.30

Auction yield range:	17.27% - 17.75%	Estimated loss impact:	18.98%
Lender servicing fee:	1.00%	Estimated return:	-1.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1981	Debt/Income ratio:	42%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,627	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	robust-exchange	Borrower's state:	NorthCarolina	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? debt elimination

My financial situation:
I'm a?great candidate for this loan because?I have excellant credit and I will reduce debt by canceling all my credit cards?and improve my credit even more.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	6%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	responsibility-griffin	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
waiting for post 9/11 GI Bill to
Purpose of loan:
This loan will be used to? help keep up with bills until my post 9/11 Gi Bill starts

My financial situation:
I am a good candidate for this loan because? I'm a hard worker with no debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1996	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,111	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	ask1234	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Down CC Debt
Purpose of loan:
This loan will be used to? Pay down cc debt.

My financial situation:
I am a good candidate for this loan because?
I have a solid job in the healthcare industry.? I have excellent payment history on my existing accounts.? I have an excellent educational background having undergraduate and postgraduate degrees from Tufts and Columbia Universities, respectively.

Monthly net income: $ $75,000

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 250
??Car expenses: $ 200
??Utilities: $ 50
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426775
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$369.09

Auction yield range:	17.27% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1990	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,663	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	otterhollow	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debts
Hello!
Thank you for your interest!? A little about us:? My husband and I have been married for 17 years, and we have two wonderful children.? Our son is nine and our daughter is four.? We have lived at our current residence for almost 13 years.? My husband is employed as a retail manager and likes to stay involved with our church.? In addition to substituting, I also volunteer and work with several committees at our children's school.? We also serve as a foster home for animal rescues.? Our dogs all came from humble backgrounds and are very accepting of those that need a little TLC before finding their forever home.? We are not an extravagant family.? We try to live frugally and very much like to pay off our debts early.? Our house is now totally paid for, so there is no mortgage.?

A few years ago, our daughter developed some health issues - nothing life threatening yet still quite serious.? She had one stay in the hospital, and this past year had a surgery in October and another in December.? In between were all the doctor visits.? Thankfully, she is now getting better.? However, some of the bills and car repairs from driving everywhere were placed on several credit cards.? We are paying all of our bills on time but are paying so much in interest that we are not really getting anywhere and are throwing away perfectly good money on, essentially, nothing.?

By consolidating our debt, the money saved will be able to take care of some much needed house repairs, and we will be able to save up for school essentials for the kids.? We will also be able to say goodbye to two very wicked credit card companies forever.

Thank you for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.03%	Starting borrower rate/APR:	20.03% / 23.81%	Starting monthly payment:	$37.18

Auction yield range:	8.27% - 19.03%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2003	Debt/Income ratio:	11%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$4,157	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tracyjo	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
reinvesting in Prosper
Purpose of loan:
This loan will be used to?reinvest into Prosper & to build my credit reputation in the Prosper community.

My financial situation:
I am a good candidate for this loan because?I never miss any payments and have very good job security.

Monthly net income: $ 3033 + $500 rental income

Monthly expenses: $
??Housing: $ 830 (includes rental mortgage)
??Insurance: $55
??Car expenses: $100
??Utilities: $80
??Phone, cable, internet: $45
??Food, entertainment: $400
??Clothing, household expenses $20
??Credit cards and other loans: $340
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$207.21

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	20.13%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2001	Debt/Income ratio:	38%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,410	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hgcrockett	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 89% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	5 ( 11% )	600-620 (Jul-2008) 540-560 (Nov-2007) 520-540 (Oct-2006)
Principal balance:	$2,325.11	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Prosper has done it all for me!!!
AS you can see from my past history I have been in very good shape financially for a while including paying off my last prosper loan a few months early.? I have gone up over 120 credit points in two years!? I have no idea how that makes me an HR but I can't tell you how much prosper has changed my life.? There were times when I was getting out of the car business and working for ATT I didn't think I was going to make it.? I have under 10,000 left to pay off including my car which is most of it at a very high interest rate.? I would love to just have one payment each month and if anyone should be getting the interest I pay it definetly should be prosper!!!

Monthly Net Income (after taxes) -?3800- My wife's - 2000 (after taxes)? Both of us work with commission which is not included in those numbers.

1. Rent - $700(all utilities paid )
2. Wifes's car payment and insurance - $309
3. My car payment and insurance - $300
4. Credit cards and Store cards - $300
5. American general loan -$168
6. Food, Gas, and misc.? - $580
7. Going out a couple times a month for dinner and movie - $140
8. Current prosper payment - $120

Expenses - $3000 ... Total money left over - $2800

We recently moved out?to get?back on our feet with some friends.? We are living in the basement only paying 500 dollars a month and that includes everything.? I promise you just help me and we will both be happy!!!

????As far as what the loan will be used to pay off I will make a list below-?

Mostly my car which has a payoff of $8200.? I went to harris bank and they agreed to refinance my car but only valued it at 5000 dollars.? So the rest would go towards the payoff of the car.? The rest will go to the small amounts I have left on my credit cards.? Thank you for everything you have helped me with bidders.? I can't tell you how much this website has changed my life!!!

In ending being in the job I was at there was good times and bad.? I love where I am at now and as you can see I haven't missed a payment in 6 years.? Credit is extremely important to me.? And although I have to get things in order there will never ever be? a time when I am over 30 days late.? I would love for a little help from the people that were there for me before.?I have gone from an HR to a D and promise to strive to make it too an AA.? Hopefully you'll be here to help me once again!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426787
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 30.66%	Starting monthly payment:	$49.24

Auction yield range:	11.27% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	6%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$56,444	Revolving credit balance:	$1,259	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	calm-peace5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to repair car for my family
Purpose of loan:
This loan will be used to repair my car which needs a new transmission and four new tires.

My financial situation:
I am a good candidate for this loan because?I am a hard worker and have a great and stable job. I have had a rocky past with credit because after I graduated college I was unable to find a job and fell behind on all of my bills. I have worked very hard to restore my credit?from what it was. Please give me a chance to prove myself to you too. I have been riding my bike to work the past couple weeks and its tough getting my family to places we need to go due to the car situation. It is going to start getting cold out so I would love to get my car back on the road. Thanks for your time and help!!!Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 49
??Car expenses: $ nothing at the moment
??Utilities: $ 120
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 89
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$306.15

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	45%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,548	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Uniq007	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,800.00	< mo. late:	0 ( 0% )	520-540 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Canine Retreat Ready to Succeed!
I'm so excited about this business and would greatly appreciate your support! I recently bought a home on 11 acres and I have reserved 4 of my acres for a dog retreat. I have already prepped and cleared most of the 4 acres. I had begun the process of financing it on my own, but a recent car accident has drained those funds. Therefore, I'm back to Prosper for a second loan! The first has been paid off.
My "Canine Retreat" will offer: over four acres of open fields and lush forestry to wander and run through for hours each day; private kennels/cabins; grass (all of the kennels in town provide astroturf or pebble-covered ground); room to stretch and run as far and as fast as they wish; a private creek for dogs to swim in; pet pick-up and drop-off (free for stays of 3 days or more)! Also, an on-call veterinarian 24/7.

On average, dog kennels charge $65 or more for a dog, and they don't provide even half of the amenities I provide! PLUS, they're turning away business because they're TOO FULL!Simple math: 10 kennels at $65 minimum = $4550 wk = $236,600 a year! Plus, there isn't another business like it in St. Louis! I've already had lots of interest and people are asking when I will be open!

The loan will be used to pay for business permits, acquire insurance, buy kennels, safety inspection, updating fencing, a website, and marketing/promotions.

MY FINANCIAL SITUATION

I recently was the victim of a car accident, so the money I was going to use to get this business started has been exhausted. Aside from my full-time PR/Marketing job, whether it's money from my accident or money from this business, I will have absolutely no problem paying this loan off very soon! I have never in my life been late with any payment or missed a payment. NEVER. I'm only listed as HR since I had to file bankruptcy several years back because my mother was near death and caring for her was tantamount to paying bills. Even up until the filing, I had never defaulted on a payment, and I still haven't. I'm open to any questions.

Click here to view photos and the flyer I've designed.Thanks for your time!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426791
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 24.86%	Starting monthly payment:	$37.70

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1993	Debt/Income ratio:	59%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	33 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	70	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$37,760	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	WisconsinTrust	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st Loan, Combining Credit Cards
This is my first Prosper Loan. For my first attempt, I am combining some small credit cards to get one payment and pay off faster. If I am going to pay interest, I would like it to benefit other investors. Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$724.86

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,361	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	Lender-N	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great Rental Opportunity
Purpose of loan:This loan will be used to purchase a property that I intend to buy and rent out over the course of 5-10 years. It will build equity, save me on taxes, and net me a positive cash flow. My extremely conservative preliminary analysis of the investment shows that the investment should work out something like this:-1400 debt payment-100 insurance
-325 taxes
-215 management
+2150 rent
+110 net cash flow. This loan will be held for a little over 2 months for ?seasoning? then used as a down payment for a conventional mortgage.? A few months after purchase I?ll also get a home equity line of credit and probably pay this prosper loan off a little early. This is a sure thing people, but if the numbers don?t work I will not accept this loan. My financial situation:
I am a good candidate for this loan because while I make a decent amount of money investing in these economic times, I?m dedicated to retiring by the age of 30-35. I?m 23 years old and a pretty successful investor. I live with my parents who pay most of my expenses allowing me to build my net worth. I am constantly using other people?s money to leverage my investments, so keeping a good record is important to my success as an investor. Monthly net income: $ 4500
Monthly expenses: $ 700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426795
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1983	Debt/Income ratio:	41%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$76,280	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	first-coin-mermaid	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 2 credit card w/ high rate
Purpose of loan:
This loan will be used to pay off two credit cards with very high rates.

My financial situation:
I am a good candidate for this loan because I earn good income, have additional spousal support and always pay on time. I've never defaulted on a loan.

Monthly net income: $6,000+

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1985	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$95,984	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	majestic-point	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reducing Revolving Debt
Purpose of loan:
This loan will be used to? paydown high rate credit cards with high payments. I have equity in my house but can't qualify for a loan due to excessive revolving debt. I need to paydown the debt in order to qualify for a home equity.?

My financial situation:
I am a good candidate for this loan because? I have stable employment with considerable income. I am also a homeowner with substantial equity in my home which I've owned since 1988. My husband also has stable employment and I have a college student living at home but working part-time. We have never declared bankruptcy and have a good payment history. The value of my home is $500k and the mortgage is $250,000.
The interest rate on my credit cards are 25%. A low would help me pay them down considerably.

Monthly net income: $ 9400.00

Monthly expenses: $?7400
??Housing: $ 3000
??Insurance: $?300
??Car expenses: $200
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $300?
??Credit cards and other loans: $?3000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 12.78%	Starting monthly payment:	$367.62

Auction yield range:	3.27% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1984	Debt/Income ratio:	13%
Credit score:	820-840 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	19y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,749	Occupation:	Fireman
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	49%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FDNYkevin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	820-840 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	800-820 (Nov-2007) 840-860 (Apr-2007)
Principal balance:	$1,869.52	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
820 Credit Paying off Credit Cards
Purpose of loan:
This loan will be used to Pay off a credit card bill that got away from me mostly because a few large things went at the same time. PVC fence blew down in heavy winds, had to fix. 2nd Car broke bought a new used car. Heater on house motor blew needed to be fixed. Car most expensive thing at $2500. But I had a little on it and been getting hit with these things made it high enough were I want it gone. I would rather have one bill every month that comes right out of my checking.

My financial situation:
I am a good candidate for this loan because as you can see I have made over 50 payments to prosper already and none late. My credit score is high and I like it like that. It saves money on insurance. I make good money as a firefighter and I sell Real Estate on the side which I did pretty good at till this year. But things are now picking up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426807
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$405.31

Auction yield range:	11.27% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	52%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$68,804	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	chaggiie	Borrower's state:	Illinois	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 85% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	1 ( 8% )	620-640 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 8% )
Total payments billed:	13
Description
Second loan on Prosper.
Purpose of loan:
This loan will be used to buy inventory for an L.E.D. bulb business. I am approaching businesses to reduce energy costs with efficient bulbs.

My financial situation:
I am a good candidate for this loan because I have already borrowed from Prosper before and paid early.? My credit score is lower because I have been forced to carry a higher than desired debt to income ratio. This is a temporary situation because I have acct rec that should pay soon. Most of my revolving debt/credit was used to buy inventory. These days it takes about 60-90 days turn around due to the economy.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$229.33

Auction yield range:	8.27% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	10%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$30,517	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	30	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	SYBRANTIV	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008)
Principal balance:	$3,123.46	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Consolidating my loans
Purpose of loan:
This loan will be used to pay off?the remaining balance of my first Prosper loan along with?outstanding personal loans.

My financial situation:
I am a good candidate for this loan because I have a stable job, strong work ethic, and honor my word.? In addition, I have consistently been paying on my first Prosper loan for over 2 years without a delinquent or missed payment.??

Monthly net income: $4,100

Monthly expenses: $2,400
??Housing: $1,200
??Insurance: $100
??Car expenses: $0?
??Utilities: $150
??Phone, cable, internet: $50
??Food, entertainment: $250?
??Clothing, household expenses $100
??Credit cards and other loans: $350
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426813
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$200.23

Auction yield range:	4.27% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1992	Debt/Income ratio:	16%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,654	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	35	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	tenacious-return4	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to assist me in rebuilding my credit by paying off my credit card debt, helping with school books?and other bills including medial and dental bills.
My financial situation:
I am a good candidate for this loan because I've made mistakes by not saving for a rainy day and not being prepaired for "what ifs" I would?like to make this change by using the loan to pay off debits that i have been making monthly payments but now would like to pay them off and start building my credit. I wish to achieve as close as 800 credit score as I possibly can. I work hard and I continue to pay my debt no matter what obsticles have crossed me. Even though I made late payments I still made my payments unfortunately credit reports dont reflect a positive for not giving up. I'm working on building a stronger credit report and a strong life style.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426817
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$338.53

Auction yield range:	4.27% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1999	Debt/Income ratio:	22%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$29,883	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	contract-innovator	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card debt
Purpose of loan:
This loan will be used to pay off my high interest credit card debt that I have gained while living in the?Washington DC metro area.? ?

My financial situation:
I am a good candidate for this loan because I have stable job in a strong federal consulting market of DC.? I have received a salary where I am now able to make significant contributions to pay off?my credit debt.? I am tired of getting hit with the high interest credit card rates and I want to get rid of them?all.? I am 28?years old and I'm looking to get rid of my debt and start saving for a home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.48%	Starting borrower rate/APR:	12.48% / 14.62%	Starting monthly payment:	$334.44

Auction yield range:	11.27% - 11.48%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1973	Debt/Income ratio:	66%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$25,081	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bill-gravity1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Renovating garage into apartment
Purpose of loan: Due to communication issues of getting identity verification completed within 7 days of the last lasting which was fully funded, Prosper had to cancel the listing. So for the third and final time, I am relisting. To the 106 people who got me funded last time, I hope we can do it again in a speedy fashion. Thank you for funding me. Hi. I've gotten some great trusted advice to add value to my property. I'd like to renovate the back of the property to make it a rental income. It's a great location and I want to add value to the property while I can for my family someday to enjoy.
This loan will be used to pay a contractor to renovate the garage into an income property. All permits and a winning contractor has been selected with best reputation and value.

My financial situation: I own my home and have a steady retirement income. My credit report came back indicating a "NO" for home ownership. I do not have a mortgage and the home is a large manufactured home is my only suggestion as to why it indicates a "NO". I work part time at a local grocer to keep up my physical activities and make some extra money. This addition will add value to my property, add income and will leave a great legacy for my family.
I am a good candidate for this loan because my credit is excellent, I ALWAYS pay my bills either ahead of time or on time and will most certainly pay this back as well. I have life insurance as well sufficient to pay any and all debts that may remain. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.82%	Starting borrower rate/APR:	21.82% / 24.74%	Starting monthly payment:	$49.53

Auction yield range:	8.27% - 20.82%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	13.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	15%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,957	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	safe-finance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding
Purpose of loan:
This loan will be used to?
To help with rest of the wedding
My financial situation:
I am a good candidate for this loan because?
I'm starting a family and I have two jobs to pay back this loan

Monthly net income: $ 3200

Monthly expenses: $
??Housing: $ 625
??Insurance: $ 111
??Car expenses: $ 230
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426829
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1990	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,239	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	competent-order0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off personal loan & lot rent
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
3040.00
Monthly expenses: $
??Housing: $ 670.00
??Insurance: $
??Car expenses: $ 305.00
??Utilities: $
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $150.00?
??Credit cards and other loans: $ 400.00
??Other expenses: $
need to pay off a loan to my in-laws for 2500. 00? working in north carolina can save 200.00 a month on lot rent if i can pay for a year that would be 2400.00 the rest would goto creadit cards to pay off some more debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$163.09

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1983	Debt/Income ratio:	8%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	0y 10m
Amount delinquent:	$19,614	Revolving credit balance:	$470	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bill-accord	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
single parent with kids in college
Purpose of loan:
This loan will be used to settle some personal issues.? I am a single parent and have some expenses that I need to tend to.?? I am very capable of making the money, just not fast enough.??

My financial situation:? I need to point out that 1 delinquent loan showing on my credit history is my mortgage.?? It is showing late even though I am making payments on time, and have been, I was unemployed for almost 20 months, and made payments for most of those months as well.? The back payments though, I couldn't make up, and my mortgage company is providing me with a loan modification.? It has taken them 10 months, and they still haven't finished, thus the reporting with 1 delinquent, they won't update my credit.? the other delinquencies are from the bankruptcy I had to file while unemployed.? Until the mortgage crisis I never had a late payment in my life and posted a credit score in the high 700's.? I am a very responsible honest person, with some very bad luck during the mortgage crisis.?
I am a good candidate for this loan because I have no debt other than my home and my car, and one $150 payment.? ?I make $83,500 annually plus overtime.?? For 20 months prior to December of 08, I worked part-time or not at all in my field of mortgage banking.?? My credit score has always been in the high 700s.? I had never had a late payment in my life.?? I have always had work and am highly regarded in my field.? I am a salaried mortgage underwriter.??My prospects of continued employment, and even advancement are excellent.?? I have been working since December of 08.?? I did need to file bankruptcy during my 20 months of unemployment, during this time my income and credit score plummetted.? I went from $90,000 a year to $21,000 a yr in those months.? Now, I am back on my feet.?? My mortgage company is in the process of a loan modification for me, and I didn't default on my car.? I bought my current car out of a lease this past May.? I am a single parent with 2 kinds in college, one who will graduate this school year.???I am responsible, and will pay the loan back on time, or early.?

Monthly net income: $
5500 plus overtime 6148 through September
Monthly expenses: $
??Housing: $?????????????????????????????????????????? ? 1781
??Insurance: $??????????????????????????????????????? ? ?? 800????(medical, auto, home)?
??Car expenses: $???????????????????????????????????? ??349??? (car loan)
??Utilities: $??????????????????????????????????????????? ? ?500??? (heat, electric,?waste, water)
?Phone, cable, internet: $?????????????????? ?? ?? ?150???
??Food, entertainment: $??????????????????????? ?? 500
??Clothing, household expenses $????????? ?? 200
??Credit cards and other loans: $?????????? ???? 20?
??Other expenses: $?????????????????????????????? ? ? 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2003	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,004	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	MB1207	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt
Purpose of loan:
This loan will be used to?help me pay off my credit card debt from being in college.

My financial situation:
I am a good candidate for this loan because? I am an honest, loyal , and trustworthy person.? I have never missed a payment and always paid more than the minimum.?

Monthly net income: $ 1800

Monthly expenses: $ 1570
??Housing: $ 0 ????
??Insurance: $ 0
??Car expenses: $ 200(gas)
??Utilities: $ 0
??Phone, cable, internet: $70(cell)
??Food, entertainment: $ 100
??Clothing, household expenses $100
??Credit cards and other loans: $ 1000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1982	Debt/Income ratio:	25%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	27y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,440	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	caldreamer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	600-620 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007) 640-660 (Sep-2006)
Principal balance:	$1,718.48	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
Clean "E" - Proven/Verified Member
Investors??A proven Prosper community membership in ?good standing? is a classification that is earned over time?.earned as a result of a demonstrated payment consistency.?

I am a?three-year member of the Prosper community whose good income (base $95,000), stable employment history (State of California), credibility ?and ?good-standing? has already been verified through vetting of two created loans and subsequent ?payment histories of those two loans.? Your review of my previous listing histories will reveal a consistent, uninterupted?payments history....so you can be assured that your investment will be repaid at a reasonable high rate of return, without failure.

My DTI is fairly low, indicating the financial?capacity to manage payment of this loan is there.? The proceeds of this loan will be used to further consolidate existing accounts.

So why settle for low rates of return offered by unproven borrowers, when you can safely secure a?generous rate of return.?Past Prosper investors on my previous two loans have benefited from?14% to 17% rates of return. ? The initial starting rate of 34% is high to reflect my current Prosper rating?but, don't let that rating deter you from this solid investment opportunity?..

Why invest in someone new and unproven to the Prosper community, when you can invest in a proven performer in ?good standing? and still get a nice rate of return for your investment?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$705.53

Auction yield range:	8.27% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1990	Debt/Income ratio:	26%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$126,682	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	saver3	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To pay off my credit cards.
Purpose of loan:
This loan will be used to pay down a higher interest credit card obtained when my wife and I decided to renovate a home in 2007.? As a result of deteriorating credit markets, from the time we purchase our home to be renovated which later converted to a construction loan, our access to additional credit disappeared.? This was not due to lowered home prices or debt to income ratios, but banks changing the combined loan to value guidelines from 95% to 80% over night.

My financial situation:
In my opinion, I am a low risk candidate for several reasons outside of the typical guidelines banks evaluate when extending credit.? The first is that I have had near excellent credit ratings my entire adult life; I have paid my bill consistently and diligently for over a decade.? The second is that I believe I make strong "calculated risk" investments.? As an example, I drew a loan from my 401k in early 2007 to renovate a home, primarily because I believed the declining real estate prices would serve a better investment the next five year than equities assuming the home was purchased correctly.? That decision saved my retirement portfolio significant downside the past twelve months while the home has decreased in value only slightly.? This is because it was bought properly and much sweat equity put into it.? Finally, I apply good decision making criteria to my professional career and a result, I have been blessed with advancing my career at an early age to leadership levels.? At a personal level, that allows my income to increase year over year and take further risk away from my inability to pay off debt.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1987	Debt/Income ratio:	13%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,742	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	velocity-associate	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to finish court reporting school.? I have just completed 2 years and should have a year left. I am in the top 3% of my class.? Information about the school can be given if requested.

My financial situation:
I am a good candidate for this loan because I should have good credit at this time.? I am also about to take on a high paying career.

Monthly net income: $ 2,600

Monthly expenses: $
??Housing: $ 775
??Insurance: $ 40
??Car expenses: $
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125
??Other expenses: $ Transportation $80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$233.61

Auction yield range:	4.27% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1980	Debt/Income ratio:	14%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	22y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,285	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	refined-generosity	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Closing Cost for Church purchase
Purpose of loan:
This loan will be used to pay for closing cost for a church purchase.

My financial situation:
I am a good candidate for this loan because I am responsible and will pay on time.? I have been the Pastor of a church for 7 years.?? We have been leasing a building for 7 years?@ $2,070.00 a month. We have never been late on our payments.? We have found a church building that will save the ministry a thousand dollars a month and we will have ownership.? I believe in this ministry and would like to pay to closing cost so that we can move.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,837	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	graceful-principal	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for PhD program
Purpose of loan:
This loan will be used to help me relocate to Nebraska next fall. I am entering the docotoral program (history) at the University?of Nebraska.?

My financial situation:
I am a good candidate for this loan because I have a master's degree (Cal State Univ, Dominguez Hills, 2007) and will have my PhD by 2013. Together, these two advanced degrees will greatly enhance my future earnings potential. I have a very good credit score as well. I need to relocate to Omaha, Nebraska by the early spring of 2010 so I can get my housing situation established and start preparing for the teaching assistanship that I will utilize to pay my tuition.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,433	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	persistent-vigilance	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CPA needs working capital
Purpose of loan:
This Loan will be used to supplement my working capital needs for my CPA firm.
My financial situation:
I am a good candidate for this loan because I am responsible and my loan is directly related increasing my sales volume.
Monthly net income: $ 7500

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 429
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426861
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$183.55

Auction yield range:	4.27% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	23%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$105,532	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ligan	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying credit card trying prosper
Purpose of loan:
This loan will be used to pay?off a?credit card

My financial situation:
I am a good candidate for this loan because both wife and i work,we have an excelant credit history,never not paid a bill.have lended some on other prosper loans,i have 17000.00 saved,(homeowner),

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 100
??Car expenses: $ 240
??Utilities: $ 60
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 320
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426871
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$338.53

Auction yield range:	4.27% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1998	Debt/Income ratio:	48%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,090	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-elm	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Foundation Repair
Purpose of loan:
This loan will be used to?

Repair foundation on house. The recent Georgia drought then hot weather has mesed with the ground underneath our house and hass caused the right side of our houe to start sink. The sinking has stopped yet the reapirs need to be made.

My financial situation:
I am a good candidate for this loan because?`

We have a good history of repaying all loans. The main reason we need a loan like this is we need it quicker then we can save up for. I own a Dance Studio and I am also a Nurse, so I have money coming into pay this loan. My husband also makes over 40,000 a year so we have no problems paying a loan of this stature back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2006	Debt/Income ratio:	29%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,751	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jednhec	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	600-620 (May-2008)
Principal balance:	$2,715.80	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Engagement Ring
Purpose of loan:
This loan will be used?to put a ring on my Girlfriend of Five Years finger....?

My financial situation:
I am a good candidate for this loan because?I have been on my?job at Bancorp South for 2 and a half?years, my credit is okay?I?only have a few high balances because i lived off my credit cards while working?partime and putting myself through school....I will?graduate with my bachleors in accounting in May of 2010....Also take a look at my credit history never late over?limit ever just?paid off a 7500 loan thru my bank last month that freed up 340 a month for me?my exsisting prosper loan is current and up to date never late....I just?want to get this ring before christmas?please help me out and dont hesitate?to ask me any questions....?

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $ 0?I live with my Parents
??Insurance: $ 65.00
??Car expenses: $ 0 Paid for...
??Utilities: $ 0
??Phone, cable, internet: $ 45..?
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$118.99

Auction yield range:	11.27% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,149	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	stevenm8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a Website and Advertising
Purpose of loan:
This loan will be used to??

I am a self employed attorney.??I do not have a website for our?the firm and plan to create one.? This loan will be used for website design.?

We have inquired about obtaining a line of credit from our bank, but they will only provide a minimum loan of $25,000.? We do not need or want a loan that large.

My financial situation:
I am a good candidate for this loan because?

I have been self employed for?more than nine years and pay?most bills in full?each month.? However, clients have become slower to pay their monthly invoices because of the economy, and this creates a cash flow strain.??I believe that the website will generate new clients and will quickly pay for itself.

I have been a lender on Prosper for a year and a half, and have had only good experiences.? I want to test the market as a borrower.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1460
??Insurance: $ 565
??Car expenses: $?150
??Utilities: $ 100
??Phone, cable, internet: $?165
??Food, entertainment: $ 550
??Clothing, household expenses $ 130
??Credit cards and other loans: $ 750 credit cards + $525 student loans
??Other expenses: $?160?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2005	Debt/Income ratio:	20%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,984	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	sublime-gold	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
building a fence in backyard
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?we always take care of our expenses.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	33%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 1m
Amount delinquent:	$15,914	Revolving credit balance:	$5,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	2
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 580-600 (Jul-2008) 580-600 (Jun-2008) 580-600 (Apr-2008)
Principal balance:	$2,313.02	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
RELIST for 2nd Prosper Loan
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

My financial situation:
In November I will have 920. more in income.? I have been financially stressed the last two months due to getting my own child and my two grandchildren back in school.? My own daughter is a senior in college and my two grandchildren who live with me are in public school.? I have faithfully paid my current loan on time every month.? PLEASE HELP US ONCE AGAIN? and help me on my way to becoming debt free.? I know I can do this but your help ?would speed the process.? Thanks to all my bidders on my current loan. My?credit score?is 60 points higher than when I got my first Prosper Loan.I would like to continue to upgrade my credit score please?help me contiune.???I am a good candidate for this loan because..I am a good honest person who?is?determined to be debt free in two years? My daughter and grandaughter were killed and surviving children came to live with me. This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills.?Group members please bid on this loan, good return for you and I will pay on time every time. as well.? My goal is debt free?as quickly as possible.? THANKS TO EVERYONE WHO BID ON MY LISTING PLEASE BID AGAIN

Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	63%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$15,529	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Spiritmaker	Borrower's state:	California	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2007)
Principal balance:	$1,789.55	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Moving Forward
The purpose of the loan is to pay off my joint credit cards with my husband.

I am a good candidate for this loan because? I have been at my postition for over two years and the dealership is doing well. I have paid on my accounts timely and am ready of?a "cash only policy".? My husband's income is? $4600/month, mine is $1940/month.? He is interviewing for a huge promotion on Tuesday and when he gets it we will have to move rather quickly and I don;t want to carry all this with us.( I will still be in commuting distance to the dealership and will continue to work with a adjusted work schedule?- thank God there are favorites). We had a very unexpected death (my?father-in-law passed two days after my grand-mother-in-law),?so this is now catch up and get back on track.

??Housing: $ 930.
??Insurance: $?210.
??Car expenses: $?600.????
??Utilities: $?200.
??Phone, cable, internet: $?300.
??Food, entertainment: $ 500????????????
??Clothing, household expenses $?300.
??Credit cards and other loans: $ 750.
??Other expenses: $ 200.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$286.72

Auction yield range:	17.27% - 32.00%	Estimated loss impact:	19.88%
Lender servicing fee:	1.00%	Estimated return:	12.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,267	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Olekoh	Borrower's state:	Illinois	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	600-620 (Oct-2006)
Principal balance:	$64.64	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?? I would like to pay off my credit card debt of $7300 (i know its more than asking but the rest i could cover myself).

My financial situation:
I am a good candidate for this loan because? of my good work ethic and ability to pay it off, it will be my second prosper loan with the first being paid on time every month and one payment to go. If i get fully funded , I believe that I would be 100% able to pay my montly prosper loan.

Monthly net income: $
3000
Monthly expenses: $
??Housing: $ 600????????
??Insurance: $ 50
??Car expenses: $ 0 car payed off, motorcycle $269
??Utilities: $ 30
??Phone, cable, internet: $?70
??Food, entertainment: $ 200
??Clothing, household expenses $?200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$193.57

Auction yield range:	4.27% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1999	Debt/Income ratio:	23%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$37,782	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-sergeant	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426909
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1993	Debt/Income ratio:	33%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	8y 2m
Amount delinquent:	$135	Revolving credit balance:	$4,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blue-dinero-wildcat	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Transmission Trouble!
Purpose of loan:
This loan will be used to replace the transmission in my 03 Honda Accord that is used?in my?line of work as a copier technician. ?

My financial situation:
I am a good candidate for this loan because my wife and I have good jobs (I have been at my job for 8 years and my wife at hers for 15 years), but not a lot of other options open to us at this time for replacing the?transmission in our 03 Honda.? We are a?christian couple and family oriented.? Thank you for?looking at our profile!???

Monthly net income: $ 5100

Monthly expenses: $ 4985
??Housing: $ 1015????
??Insurance: $ 85 Car insurance
??Car expenses: $ 860 including payments and gas
??Utilities: $ 245????????
??Phone, cable, internet: $ 270
??Food, entertainment: $ 690
??Clothing, household expenses $
??Credit cards and other loans: $ 960
??Other expenses: $ 860 (daycare/afterschool care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$435.54

Auction yield range:	17.27% - 31.00%	Estimated loss impact:	19.82%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1996	Debt/Income ratio:	41%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	12y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,327	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ohiogirl43	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	700-720 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2009) 620-640 (Aug-2008) 620-640 (Jul-2008) 600-620 (May-2008)
Principal balance:	$2,356.90	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Vacation
Purpose of loan:
I will pay off the first loan I have with Prosper.? I will use it to help out a couple family members, and the rest I will use for a nice vacation getaway.

My financial situation:
I am a good candidate for this loan because I have done a good job of paying?the first loan that I have from Prosper and I am on track and it is helping to get things cleared up for me.? I want to continue to build up my credit.

Monthly net income: $ 2,700.00

Monthly expenses: $?900
??Housing: $?0
??Insurance: $?103.00
? Car payment:?$340?
?Car expenses: $0?
??Utilities: $?0
??Phone, cable, internet: $?0
??Food, entertainment: $?0
??Clothing, household expenses $0
??Credit cards and other loans: $250.00
??Other expenses: $ Prosper - 254.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426915
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 38.64%	Starting monthly payment:	$44.95

Auction yield range:	11.27% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,996	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	durable-peace	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to? complete a home improvement project.

My financial situation:
I am a good candidate for this loan because? have outstanding debt income ratio, have steady income, have an outstanding credit history with score in the mid 700s.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.68%	Starting borrower rate/APR:	24.68% / 26.98%	Starting monthly payment:	$316.73

Auction yield range:	8.27% - 23.68%	Estimated loss impact:	8.56%
Lender servicing fee:	1.00%	Estimated return:	15.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1986	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$105,909	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	BankerOne	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	700-720 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Paying off Loan and Home Repair
The purpose of this loan is to payoff one of my existing personal loans and complete some needed home repairs.

Budget:

The ability of borrowers to pay their debts is important in any lending decision you make.? I earn a six-figure income at a large financial services company (16 years with the same employer).? Also, I have a 23-year credit history with no late payments ever.? I successfully paid a $25,000 Prosper loan earlier this year.? The following is my existing budget:??

Monthly Net Income????????$8,326.00

Mortgage????????????????????????? $2,066.00
Car???????????????????????????????????? $597.00
Revolving Credit???????????????? $2,351.00
Fixed Loans????????????????? ?????? $695.00
Utilities???????????????????????? ?????? $600.00
Phones???????????????????????? ????? ?$210.00
Gas????????????????????????????? ????? ?$400.00
Groceries????????????????????? ?????? $700.00

Remainder????????????????????????$707.00

Monthly payment on the loan to be paid off with the Prosper loan is $316.? Based on the projected payment of the new Prosper loan ($316), there will be no net effect on my budget.? Could reduce my monthly payment if bidding drives the interest rate down further.? Also, the $597 monthly car payment will be completed in 15 months.

Home repairs include patio, auto, dishwasher, and water heater.?

Assets:???

Monthly cash flow is probably your primary concern when deciding which loans to bid.? However, another factor that many borrowers fail to mention is other assets.? These assets are ones that are not presently liquid, but may?become so during the life of the loan.? The following are my other assets:??
My wife and I have about $80,000 in home equity.? However, home equity lending in Texas is very restrictive.? Based on my home?s present market value and my outstanding mortgage, I could access $20,000-$25,000.I have $1,750 in company stock that will be fully vested in 4 months (01/2010), with similar amounts vesting in 2011.? If you have any additional questions, please feel free to ask.? Thank you kindly for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$774.02

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	26.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1987	Debt/Income ratio:	36%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$768	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Loveallsaints	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	640-660 (Latest)
Principal borrowed:	$10,001.00	< mo. late:	0 ( 0% )	700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Graduate School Tuition
Purpose of loan:
This loan will be used to?
This loan will be used to continue my graduate studies in natural resource conservation. This loan will cover all of my tuition and books for this year and next summer as well.
My financial situation:
I am a good candidate for this loan because?
I am a great candidate for this loan because I have borrowed from Prosper previously and have an excellent track record for paying off that loan in 3 years and never missed a payment. My husband is working and contributes to our household expenses. The house and bills are in his name, which is why I am putting zero for many of the monthly expenses.
Monthly net income: $
$4,940.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 603.00 and $596.00
??Utilities:?0
??Phone, cable, internet:?0
??Food, entertainment: $?300.00
??Clothing, household expenses?100.00?
??Credit cards and other loans:??15.00
??Other expenses: $ 100 for dog medicine and pet food
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426927
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1986	Debt/Income ratio:	25%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,814	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 100% )	600-620 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 600-620 (May-2008) 600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$1,615.00	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
consolidation/home improvement
Purpose of loan:

I am once again asking for your help: I?ve been with Prosper for 3 years & have always paid my loans on time.? I?ve had 2 loans with prosper 1 paid off and the 2nd to be paid off early. By taking out the amount that I am asking with the interest rate I am asking will save me 285.00 a month on my monthly bills and get me ahead in savings.??I work for a very large cable complany and it is still growing even?in this?economy.?

Things seem to have changed a lot over the last 3 years with prosper because when I first took a loan with Prosper it was because it was very hard to go to a bank do to my bankruptcy, but people were willing to help because it helped them too.? I have noticed over the years that it has become even harder to get a loan funded on prosper because there are two many people out there who try to beat a good thing down.? This is not the case with me I am very responsible and would never ruin a good thing.?

These last 2 years have been a big struggle financially. What I?m looking to do is to take my entire high rate c.c. (Because of the bankruptcy) consolidate them into 1 monthly payment & lower my monthly rate and help raise my credit score. I also need to finish a deck that was started 2 years ago & haven?t been able to complete because money got tight.? This is also the year my daughter turns 16 and I would love to have a sweet 16 for her she is a great kid who gets good grades and deserves the birthday she is wishing for.

As I?m sure you can see my mortgage was hit hard over the last 2 years but it?s finally normal again.? (Going into dept isn?t something to be proud of, & very hard to get out of once you?re in it) But with your help it?ll happen. I have also noticed that the late payments to my account are over?26 99.9% of this was the bankruptcy.? My cc and loans have all been paid on time since.?

If you have any questions as to how I got myself into a financial mess please ask and I am willing to answer.

My financial situation:

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

Monthly net income: $?2300.00 my income/5200.00my husbands income

Monthly expenses: $
??Housing: $ 1968.56 husband????
??Insurance: $ 210.00 husband????
??Car expenses: $ 100.00 me????
??Utilities: $ 300.00 husband????
??Phone, cable, internet: $ 45.00 work for company
??Food, entertainment: $ 800.00 husband????
??Clothing, household expenses $ 450.00 husband
??Credit cards and other loans: $?750.00 me
??Other expenses: $ 650.00 taxes/water/insurance husband
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1996	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	52	Length of status:	5y 11m
Amount delinquent:	$889	Revolving credit balance:	$15,625	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Homeownership:	No
Inquiries last 6m:	1
Screen name:	duty-mad-scientist	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
my debt1
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426933
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.27% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1994	Debt/Income ratio:	23%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$400	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	4
Screen name:	pound-tornado	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Winter heating fuel/pay off debt
Purpose of loan:
This loan will be used to? help pay for fuel for winter heating and pay off a small debt amount.? I have had some unexpected bills come up that have drained my savings for this expense and had to take a payday loan to pay for coal (we have an outdoor furnace for home and hot water heating).?? I am hoping this loan is funded quickly, before the payday loan comes due.

I see prosper has me as D, but this is a re-list of a loan request.? The first time this was listed my rating was B.? I don't know why my rating has gone down, other than the fact that I have re-listed this loan.

My financial situation:
I am a good candidate for this loan because? I have a steady job and I'm trying to rebuild my credit.??I made some mistakes about 5-7 years ago regarding my finances (hence the late payments on my report), and have learned a lot from that.? Since then I have kept spending under control and paid all bills on time.

My husband's income is not listed in my income (my annual salary as shown by prosper), as I will be using my income alone to?pay off this debt.? I also do small bookkeeping side jobs (the income is also not listed) so I will most likely pay this debt off early.? I have only listed the income from my 9-5 job, so as not to over-extend myself.? Any extra money I make is just that, so that it can be used to pay down this loan and for savings.

I will have the payment auto drafted from my checking account, so that the lender has the comfort of knowing that the payment will be made.

Please do not hesitate to contact me if you have any questions, or if I can put your mind at ease about lending to me.? I promise that this loan will be paid, I don't know what I can do to assure you of that, but be assured that I will not default on this loan.

Monthly take home pay (total for my household):????$ 4,423.33

Monthly Expenses:

Mortgage, including property taxes &
??home insurance (in husband's name)????????????????$ 1,000.00
Gas/Groceries??????????????????????????????????????????????????????? 900.00
Auto Insurance?????????????????????????????????????????????????????? 200.00
Phone???????????????????????????????????????????????????????????????????? 24.00
Dish??????????????????????????????????????????????????????????????????????? 44.00
Electric??????????????????????????????????????????????????????????????????100.00
Childcare??????????????????????????????????????????????????????????????? 700.00
Auto payments (in husband's name)??????????????????????????750.00
Savings for fuel, misc exp??????????????????????????????????????? ?300.00?
??????????????????????????????Total monthly expenses????????$ 4,018.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	17 / 13	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	55	Length of status:	27y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,150	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sparkling-repayment0	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off Captial One
Purpose of loan:
This loan will be used to?pay off a loan with Capital One ?

My financial situation:
I am a good candidate for this loan because?I have been very careful with my credit, but the downturn has affected me.? By obtaining this loan I will be able to get on top of things ?

Monthly net income: $ 3500.00 ~~4000.00

Monthly expenses: $
??Housing: $ 626.00
??Insurance: $?270.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $ 300.00 month
??Food, entertainment: $ 400.00 month
??Clothing, household expenses $ 150.00 month
??Credit cards and other loans: $ 280.00 week
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426939
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$65.79

Auction yield range:	4.27% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1988	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$979	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deedsofkindness	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	780-800 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	780-800 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pastor's Wife Seeks to Buy Vehicle
Hello! I?m a country preacher?s wife, and we?re in the market for a first car for our high-school-age son. (Three years ago we bought a car for our older son using money from Prosper, and we have paid it off.? Now it's his little brother's turn!)? We are buying a well-maintained used truck from a member of our congregation. As you can see, my credit rating is good. That is because our family always pays its bills, and pays them on time.(We are Southern people, and we believe that the quickest way to tell if a person is ?sorry? or not is by the way they pay their bills.There would be nothing worse than to be to have others say that we are ?sorry?.)So, we fully intend that (with the help of the Lord) this loan will be fully paid, and on time.?
We believe this?loan will be funded?pretty fast, so if you're interested, bid quickly!?If you need any more information, please drop us a note!?(We are Southern people, and we believe that the quickest way to tell if a person is ?sorry? or not is by the way they pay their bills.There would be nothing worse than to be to have others say that we are ?sorry?.)So, we fully intend that (with the help of the Lord) this loan will be fully paid, and on time.?
We believe this?loan will be funded?pretty fast, so if you're interested, bid quickly!?If you need any more information, please drop us a note!?........ ??? .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	23	Length of status:	4y 9m
Amount delinquent:	$80	Revolving credit balance:	$8,104	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	alp_01803	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for Vending Machines
Purpose of loan:
This loan will be used to? Will be used for two Vending Machines, (Snack & Coffee). I already have the vending Location. The location operates 5/24 and has 25 employee;s, plus visitors. The Business is Produce ctr and always has drivers coming and going.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 350.00
??Insurance: $?150.00
??Car expenses: $ 100.00
??Utilities: $ in rent
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 350.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 450.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426945
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1992	Debt/Income ratio:	32%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	0y 4m
Amount delinquent:	$72	Revolving credit balance:	$19,183	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	houston_goldielocks	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving
Purpose of loan:
This loan will be used to move out of my home and into a rent house because of a divorce.

My financial situation:
I am a good candidate for this loan because I am employed with a stable work history, good income and I receive substancial child support payments.

Monthly net income: $4,440

Monthly expenses: $2,574
??Housing: $1,300
??Insurance: $85
??Car expenses: $409
??Utilities: $220
??Phone, cable, internet: $160
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $400?
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,600.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$434.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1988	Debt/Income ratio:	20%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	25	Length of status:	9y 0m
Amount delinquent:	$4,997	Revolving credit balance:	$2,547	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Good-Bet	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	540-560 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Recovering from Cancer
Purpose of loan:
This loan will be used to? Pay off all outstanding credit.? I recently had a battle with cancer, I had widespread neuro endocrine tumors which threatened to end my life in a few short years, But I?went for?an experimental?radiation therapy in lousiana and it worked spectactularly, I am now in full remission and all the cancerous tumors are shrinking. Unfortunatly I was out of work for about?8 months due to my condition, thus my credit as well as my savings has suffered. I have returned to work full time for the same employer, but playing catch up is not easy.

My financial situation:
I am a good candidate for this loan because?? I have had the same employer for 9 years, My DTI is low, I have had the same address and same bank account?for almost?6 years. I also had a previous prosper loan with a flawless payment history paid in full.?I am a very stable family man, I just had a health crisis which I am?now attempting?to emerge?from.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $?1500
??Insurance: $ 72
??Car expenses: $ both cars paid off
??Utilities: $ 65
??Phone, cable, internet: $ 80
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.27% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1995	Debt/Income ratio:	26%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	21y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	genuine-asset	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my mother's burial
Purpose of loan:
This loan will be used to?Finish paying for my mothers burial?

My financial situation:
I am a good candidate for this loan because?I am tring to build my credit?

Monthly net income: $1,700

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 419.00
??Utilities: $150.00
??Phone, cable, internet: $ 129.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426951
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$117.20

Auction yield range:	8.27% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1994	Debt/Income ratio:	22%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,613	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brightest-proud-wealth	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help out my husband
Purpose of loan:
This loan will be used to? help pay for the attorney fee and filing fee to have my husband's immigration status changed.? We married earlier this year and need to change his status from a being a student.? I have found out that it is quite expensive as the filing fee alone is over $1300 and the rest of the money I am asking for will go towards the attorney's fee.? All of which must be paid for up front.? We are hoping to get this finalized before the end of the year.?

My financial situation:
I am a good candidate for this loan because? I have been in the same job for almost 7 years and have been in the same career for 13 years.??I have always been?financially responsible.? I am current on all of my bills and hope that Prosper will work for me.? My credit took a hit when I got a divorce in 2002 and had to file bankruptcy as I could not afford to continue making payments on a home and two cars alone.??This is the only reason I was unable to obtain a commerical loan from our credit union.? I am now remarried and my husband contibutes to the household bills.? We will both be contributing to pay back this loan however I am unable to include his income.? He makes approximately $30,000 per year and pays half the expenses indicated below.? If you give me a chance I will show you how responsible I am and I should be able to pay this money back very quickly as I receive a tax refund in February and a bonus in March.

Monthly net income: $ 3170.00

Monthly expenses: $ I have not included the items that my husband pays for.
??Housing: $ 1235.00
??Insurance: $ 65.00
??Car expenses: $ 381
??Utilities: $?0
??Phone, cable, internet: $?0
??Food, entertainment: $?200
??Clothing, household expenses $?0
??Credit cards and other loans: $ 335
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1977	Debt/Income ratio:	51%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	42	Length of status:	19y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,338	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$2,018.21	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-I pay all my bills ontime.
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.? I have already made 15 payments on my prosper loan and I am hoping you see that I am trustworthy person.? I am trying to re-build my credit by obtaining another loan with prosper.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.? As you can see, all my bills are on time each and every month.?

My financial situation:I am a good candidate for this loan because?I pay my bills on time each month.?

Monthly net income: $ 2269.52

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$173.33

Auction yield range:	11.27% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	19%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,124	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	creative-payout	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I would rather give you my money
Purpose of loan:
This loan will be used to pay off 2 credit cards and 2 loans (one for regular dental work and one from the orthrodontist)

My financial situation:
I am a good candidate for this loan because I have a steady income that well exceeds my spending habits.? I currently have a job requires me to travel 10 months of the year.? All of my travel expenses, which includes my all my meals, gas, phone,?laundry,?is reimbursed.? This loan will allow me to reduce my monthly bills so I will be able to pay the loan off quicker. I plan to pay loan off at a rate of $500.00 a month.? My credit may not be the best but I do make my payments on time.? I had trouble once where I thought automatic payments were going thru but were not.?I really would like this loan to improve my credit, not make it worse.? I think one large payment is the easiest and most convient way.? Thank you for your consideration

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 0
??Phone, cable, internet: $ 50
??Food, entertainment: $?50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 550
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2002	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,908	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cwatlue24	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,160.33	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Beating the Recession
I recently bought my first home in May 2008.? I have been putting in a lot of working fixing it up since it was built in 1951.? However, there are still some improvements I would like to make such as refinishing the hardwood floors, tiling the kitchen, changing the kitchen counter tops and putting up crown molding in the living room and 2 bedrooms.? I have figured that these improvements will cost 10000.

I am asking for more money to help me consolidate a couple of loans I have.? The first loan I would like to consolidate is my first prosper loan.? My orginal loan amount was 7000 but I have paid it down to 3100? ahead of schedule.? My monthly payment is 297.? The other loan I would like to consolidate is my first car loan which has a balance of 4100.? My monthly payment for this loan is 211.? Combining these two payments will save me 500 dollars a month and will allow me more flexibility to pay this new prosper loan.? I have asked for about 3000 in extra money on this loan in case I run into unexpected expenses in my home improvements.

I am a?great? candidate for this loan because I have a very good job as a Registered Dietitian at a dialysis center.? I have a great amount of responsibilty at my job which carries over into my personal life.? In addition I have job security which is vital in these economic times.

My monthly budget is as follows:
Monthly income (after taxes and retirement):? $4600
Mortgage: 1246.00
Utilities/Internet/Cable: 200
Cell Phone: 75.00
Car Insurance: 125.00
Current Credit Card Payments:? 150.00
Car Payment 1: 216.00
Car Payment 2: 350.00
Prosper Loan: 297
Groceries: 250.00
Gas: 150.00
Entertainment: 150.00

Total Expenses: 3110.00

Money left over: $1490.00

I will have more than enough to be able to pay back my prosper loan every month.

Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$979.90

Auction yield range:	8.27% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1995	Debt/Income ratio:	23%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$82,691	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generous-rate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Green Transport 4 Health & Wealth
Purpose of loan:
This loan will be used towards the purchase of one container load of 3500 watts electric scooter which will be private labelled. This scooter will be the improved version of the Zapino, which is Zap's proven product. Zap restricts the speed of their Zapino, but can be changed by customer. In my scooters, there will be a switch that can change the speed on the fly. This loan will go towards the purchase of one container load, 24 pieces, which will ensure sole exclusive rights for the next 12 months to me. I have personally test rode this scooter in July of 2009 in China. I will be selling this scooter direct to consumers so instead of dealer retail of $3595.00, my customers will be able to purchase for at least 20% discount, saving at least $700. The range on these scooters per charge are around 30 miles for lead acid battery version or 65 miles for the lithium battery version. I believe these scooters will be very good sellers as they save fuel costs as well as the environment. They are quieter and faster than their polluting, gas-engined cousins.
I have been selling recumbent bikes and trikes for about eight years. My annual gross sales have been consistent for the last two years despite the economic downturn.
My financial situation: I have been a health professional, employed full-time as a director, in the same company for the last eleven years. My job allows me to travel to China, 2-3 times a year. I can speak fluent Mandarin Chinese which helps me get better quality and prices for my products. I have been a trusted seller on ebay for more than 10 years, so I know how to sell and that will be one of my avenues of sales.
I am a good candidate for this loan because I have a steady income from a job that employs me only 4 days a week, leaving me with time to invest in marketing these electric scooters that can go over 40 mph and are sure sellers in time for next summer's buying season. My personal net worth exceeds 7 times the amount of this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 14.92%	Starting monthly payment:	$32.90

Auction yield range:	4.27% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,077	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	well-rounded-moola	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a side business
Purpose of loan:
I want to start a side business, and need a little money for equipment.

My financial situation:
I have a good and stable job, just looking to make a little extra on the side.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1984	Debt/Income ratio:	25%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	40	Length of status:	16y 2m
Amount delinquent:	$38	Revolving credit balance:	$45,573	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	well-mannered-diversification	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt
Purpose of loan:
This loan will be used to?assist in paying off debt.?

My financial situation:
I am a good candidate for this loan because I do pay my bills and I am very concerned about my credit score.? I also have a full time job, which I've had for 16 years with a very good company - Whirlpool Corporation.

Monthly net income: $ 3600 Salary, $690.00 in Child Support and $750 in Rent.

Monthly expenses: $
??Housing: $?850??
??Insurance: $ 171
??Car expenses: $ 380
??Utilities: $ 113
??Phone, cable, internet: $ 125
??Food, entertainment: $?300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	34%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-economy-confidant	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Glasses and Dental Work
Purpose of loan:
This loan will be used to pay for dental work and glasses

My financial situation:is on a roll back up the credit score hill! My ailing mother lived with us for 13 years until she passed away in the fall of 2006. At that time we were struggling to keep our payments current and did so for another year until our attorney advised us to file bankruptcy due to our ages (late 50s, early 60s), our upside down mortgage, and the debt incurred caring for mom. I did not want to go this route, but we reluctantly had no other choice. The mortgage company would not work with us because we had never been 30 days late. I had even borrowed on our life insurance to try and stay afloat. When we filed bankruptcy our payments, of course, ceased, and that is when everything went to 30 and 60 days late. Taking care of my mother was important to me and we did whatever it took. We also have 2 special needs kids, one is doing well and is in college, the other is 10 and has Asperger's syndrome, ADHD, PDD, NOS, is Dyslexic and has fine motor issues along with Asthma and allergies.
I am a good candidate for this loan because we want to buy another home in a year or 2 and we are working hard to reestablish our credit. This loan will be an important part in helping us qualify for a new home loan with my husband's VA eligibility. Since the bankruptcy discharge (November, 2008) our credit scores have been steadily climbing, even to a point higher than before we filed. I am a hard working person (started when I was 16) and also make quilts to help make ends meet ( I have often supplemented our income in this way.) Although I have only been at my present job for just about a year, I was with my last employer nearly 23 years. I am in the same type of industry and took a job with a better company and more pay. Please have faith in me! I won't let you down! br />
Monthly net income: $ 5563

Monthly expenses: $
??Housing: $1175
??Insurance: $400
??Car expenses: $200
??Utilities: $225
??Phone, cable, internet: $55
??Food, entertainment: $800
??Clothing, household expenses $100
??Credit cards and other loans: $351
??Other expenses: $110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$108	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fair-repayment	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Bills
Purpose of loan:
This loan will be used to help me pay for some of my bills while I am unemployed.?

My financial situation:
I am a good candidate for this loan because I am reliable when it comes to paying my bills on-time.? ?

Monthly net income:
I am currently unemployed since September 11, 2009?and currently looking/applying for another job. I have applied for unemployment, but I have not received any notice of what they will offer me.

Monthly expenses: $
??Phone: $100.00/month
? Car note: $327.07/month
? Gas: $40.00/week
??Total amount for Other Expenses: $271.03/month

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$505.41

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2006	Debt/Income ratio:	25%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$14,045	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fearless-fund	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ISO High Interest C/C Help...
Purpose of loan:
This loan will be used to? pay off high interest credit cards. I just got married two months ago, and we needed to max out 3 high interest credit cards to pay for it. Making the payments isn't the problem. We just don't want to pay 15%+ interest on them.

My financial situation:
I am a good candidate for this loan because? I have good financial stability and solid job security. I have never made a late payment... on any bill. My personal net income is shown below, but with my wife's included, it is closer to $5600.?The monthly expenses below are for both of us combined. My credit score is less than perfect becauase of my current debt to credit ratio (wedding/honeymoon), and not because of late payments, etc. FYI.

Monthly net income: $ 3500

Monthly expenses: $ 3100
??Housing: $ 1500
??Insurance: $?100
??Car expenses: $?400
??Utilities: $?100
??Phone, cable, internet: $?50
??Food, entertainment: $?300
??Clothing, household expenses $?100
??Credit cards and other loans: $ 500
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,180.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 15.36%	Starting monthly payment:	$456.89

Auction yield range:	3.27% - 14.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1991	Debt/Income ratio:	52%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,916	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	tremendous-coin	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit Cards
Purpose of loan:
I would like?to pay off three(3) credit cards that, even though I always pay on time as you will see by my credit score, have high interest rates.? I have two(2) Bank of America accounts in which I am being charged 19.98% and 27.24% as well as a Discover account in which I am being charged a ridiculous 29.99%.? Under their current minimum payment structure, it will take me years to even make a small dent in the principle balances.? My current montly minimum payment on these three accounts is $372.? Under the?Prosper plan, with a?slightly higher?monthly payment amount, I will be rid of this debt once and for all in 3 years or less.?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time.? I have a secure job and?stable monthly income with occasional yearly bonuses.? My wife also works full-time as an E.R. Nurse with an annual income slightly higher than my own, which is not included in the stated ratios.?

I am at a point in my life where I have decided to do anything and everything to rid myself of all debt as quickly as possible so that I can better provide for my?family's future.?

Thank you for taking the time to read this, it is greatly appreciated!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,300.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$212.27

Auction yield range:	11.27% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	11%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,224	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-honorable-bonus	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye credit cards
Purpose of loan:
This loan will be used to pay off credit cards and a small amount of taxes owed from previous years.

My financial situation:
I am a good candidate for this loan because I am in a good position to pay it off quickly.? I've done research on budgeting and debt elimination.? I read the msn articles and message boards daily which keep me focused on the issue.? I have an emergency fund to handle unexpected expenses while using the snowball method to pay down my debt.? I am very determined to get rid of all debt in order to start saving the majority of my income instead of throwing it away.

My credit card debt was not caused by irresponsible spending.? It was used for necessities (gas, food, etc) and relocation expenses when I moved from the east coast to the west coast for a job that did not work out as expected.? I have since moved back to the east coast for a very good job that paid my relocation expenses to come back.?

I just finished paying off one credit card balance of $5000 by sending $100 a week for 6 months plus any extra money that was obtained during that time (bonus and tax refund).? I had planned to continue using the snowball method to pay off the remaining debt but then the taxes I owed was brought to my attention and with the?credit interest rates going up, I feel that the longer this is drawn out, the more it's going to cost me.? I need to pay these off now.? And my plan is to pay this new loan off as quickly as possible.

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $? 1170 (rent)
??Insurance: $ 74 (auto insurance)
??Car expenses: $ 372 (car payment)
??Utilities: $?100 (electric bill)
??Phone, cable, internet: $?180 (cable, internet, 2 cell phones)
??Food, entertainment: $ 600 (groceries - no entertainment)
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250 (slightly more than minimum payments)
??Other expenses: $ 100 (medications for?sick cat)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426999
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,180	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mystical-credit9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used?for?school related expenses. I am?currently in school to become a respiratory therapist and my?student loans don't cover all of my needed supplies.?

My financial situation:
I am a good candidate for this loan because i am responsibile and always pay my debts on time.

Monthly net income: & 2,800

Monthly expenses: $ 1000
??Housing: $ 300
??Insurance: $130
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $?150
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427007
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	8.27% - 34.00%	Estimated loss impact:	9.33%
Lender servicing fee:	1.00%	Estimated return:	24.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1993	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	13y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,892	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	greenback-buffalo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Response to U.S Patent Office
Purpose of loan:
This loan will be used to pay to respond to an initial rejection by the United States Patent Office for two pending patents that detail algorithms to "score" web ad clicks. I purchased the Intellectual Property of an internet company (Authenticlick, Inc) that did not get a further round of financing about 15 months ago. Including the purchase price I have invested about $150,000 so far in this venture. My goal is to secure the IP, please G-d, and sell it to one of the large search engines if not a company that purchases IP.

My financial situation:
I am a good candidate for this loan because I own a good amount of assets, make $370,000 a year, am the majority owner of my company, The Tax Credit Company, Inc., which has been in business for over 12 years now and which has a number of Fortune 500 Companies as Clients.I have never defaulted on a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427015
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$117.70

Auction yield range:	11.27% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2006	Debt/Income ratio:	18%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sonya120180	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	700-720 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 5% )	520-540 (Jan-2008)
Principal balance:	$459.24	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Remodeling my 1st home
Purpose of loan:
This loan will be used to have the floors sanded and refinished due to neglect by previous home owner. I will also use this money to complete the existing fencing that has several gaps. There is also painting that needs to be done in several rooms.

My financial situation:
I am a good candidate for this loan because I have a current Prosper loan that is almost paid off. I have never been late with a payment and I intend on paying off that loan with part of the money from this loan. I have very little extra debt other than regular living expenses.

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 612.00
??Insurance: $
??Car expenses: $ 297.00
??Utilities: $ 150.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $75.00
??Credit cards and other loans: $ 75.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$190.66

Auction yield range:	4.27% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$79,432	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	USCMBA010	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 700-720 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Diligently Driving Down Debt
Purpose of loan:

This loan will be used to payoff my Bank of America card. I have been a client of Bank of America for more than 15 years and never had a late payment, but recently received a letter increasing my credit card rate to 25%. I will be?happy to pay interests to a group of my peers?and to lower my interest rate to a reasonable level.

My financial situation:

I am a good candidate for this loan. No history of late payments and I paid in full my previous $10,000 Prosper loan. We have been home owners for the past 8 years and our current home loan is fixed at 5 1/2% for the remaining of the loan. I hold a Masters degree and?a stable full time job (same industry for the past 15 years). My debt to income ratio will not change, since I will be using my loan to consolidate my credit card debt, and my current cash flow will continue to be the same. I have also taken cost cutting measures at home and we are practicing frugality in all our personal expenses.

Additional Information:

As a side note, both my wife and I?have been?involved in community activities and?have been?active members of the Big Brothers / Big Sisters program for the past 6 years. Thank you for your time and consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$189.99

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1996	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	0y 11m
Amount delinquent:	$258	Revolving credit balance:	$3,318	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orderly-generosity4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off ALL debt!
Purpose of loan:
This loan will be used to? pay off ALL of my existing debt. Once paid in full I will be closing ALL accounts. The ability to pay one monthly payment instead of several - and getting nowhere on the balances - will drastically increase quality of life for my family. As a single mother of two,?it will give me the ablity to streamline billpaying and pay off the loan sooner. I am a consistant worker that does not call in unnecessarily and therefore I have very solid employment, I have just hit a?point that I want to work smarter and not harder on my finances in order to save for the future. ?I am not behind or delinquent on current bills, I just want to pay things off and get AHEAD so that I can provide a positive quality of life for my sons, which at this point, is not easy to do. Especially going into the holiday season, I will not be able to provide much to them due to the high interest rates of several bills and the balances - I just cant get ahead on them. My debt to income ratio doesnt look positive, but if I am able to get this loan, everything but my home and car will be paid and closed, therefore making me a solid positive canidate for repayment. I have paid off a vehicle a year early due to my ethics, I will repay this loan early as well. I just need someone to believe that I can. A little help and I am over this cycle of never getting ahead.

My financial situation:
I am a good candidate for this loan because? I have good, steady employment - with a solid work ethic - and court ordered support for my sons that is consistantly paid on time. Streamlining bills and consolidating them into one payment will make it possible, without issue, to pay my account on time.

Monthly net income: $ 3712.00

Monthly expenses: $1500 (approx)
??Housing: $ 750.00????
??Insurance: $ 80.00
??Car expenses: $?50.00??
?Utilities: $?125.00 (approx)
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 125.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00 (min. payments
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$355.62

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1996	Debt/Income ratio:	48%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,104	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	diplomatic-return6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards!!!
Purpose of loan:
This loan will be used to? reduce my credit card debt.? A couple of years ago I transferred balances to 0% cards.? I was doing well making the payments until my husband and I separarated and I found out he had missed one payment on each card and they increased my APR to 28.99% on all 3.? I cannot afford to keep up with the payments on these cards.? I am looking to eliminate all of my credit card debt in one fell swoop with this loan.

My financial situation:
I am a good candidate for this loan because? I am extremely motivated to prove to everyone that I can make it on my own.? I can easily afford the payment this loan would require as long as the interest rate stayed at a reasonable level for both myself and you all as investors.? I am looking forward to cutting up these credit cards once and for all!

Monthly Income : 2300 (after taxes)

Monthly Expenses:
363 Mortage
217 Truck
212 Trailer
175 Chase (5000 balance)
100 Bank Of America (600 balance)
100 HSBC (1800 balance)
163 Insurance
200 Daycare
196 Home Owners Dues (392 balance)
100 Fuel and Food
100 Utilities
180 Cell Phone
50 Dell (1800 balance)

By paying off my Credit Cards and the miscellaneous debt I will be able to save an additional $150 a month.? I know this doesn't seem like a bunch, but for me every single penny counts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$849.03

Auction yield range:	17.27% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1973	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$40,537	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	diplomatic-trade3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding lawsuit w/$30K collateral
Purpose of loan:
This loan will be used to? fund a lawsuit against a (very wealthy, $30 million net worth)?former business partner, who has already offered to settle for $75,000 (the amount I'm suing for is $490,000).? Rather than give up 33% to an attorney on a contingent basis, I elected to pursue this on an hourly basis, but have run out of funds. We are close to settling and should complete the case within the next 90-120 days.

My financial situation:
I am a good candidate for this loan because...
I am offering $30,000 of?collateral (an illiquid investment in a private-equity angel investment organization) should you wish to accept it;I am entering the busy-season of my business cycle (accounting specializing in a complex, albeit legal, $1.2 million tax loophole), which will give me access to funds to begin repayment immediately;My counsel and guaranty you?the first $20,000 of any settlement, plus interest; and,You are welcome to look at the lawsuit documents if you wish to review the case prior to making your loan?decision.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$263.68

Auction yield range:	11.27% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	49%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$19,321	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steveiz	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 740-760 (Apr-2008)
Principal balance:	$5,875.13	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
paying off my prosper loan
Purpose of loan:
This loan will be used to pay off? my Prosper loan to lower my Intrest rate and monthly payment.

My financial situation:
I am a good candidate for this loan because?I have work at my job for 21?years and have good credit?and always pay my bills
I have a monthy net income of $3000
I?have a mortage payment $1100 and other bills of 500 my wife splits the mortgage with me.?I also have a car payment of $200
My prosper loan paymet is $350 a month?I would like to bring it down to about?$220 a month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,950.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$247.63

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2001	Debt/Income ratio:	23%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,063	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coachbk	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$3,204.81	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
New appliances for New Home
My credit score has improved over 80 points since last loan. I have recently bought a home and put down 30%. My home needs to upgrade the air unit and counter tops.. I have not missed a payment on my other prosper loan. Plus my income has went up quite a bit to the middle 80's I have been a teacher/coach for 28 years. Email me if you have any concerns or questions. Thanking you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.54%	Starting borrower rate/APR:	12.54% / 14.68%	Starting monthly payment:	$164.02

Auction yield range:	4.27% - 11.54%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2002	Debt/Income ratio:	21%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$16,125	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	CutRedTape	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off BOFA Card
Purpose of loan: Pay off HIGH interest credit card. BoFA decided to increase my interest rate to an unreasonable amount. I'd like to stop doing business with them all-together.

My financial situation: Never late, never delinquent, LOW expenses, good job

Monthly net income: $ 3835

Monthly expenses: $
??Housing: $ 500 (family owned property)
??Car expenses: $ 155?(corrolla, mostly paid off)
? Car insurance: $?90 for me and?about $266 for my wife
??Utilities: $ 120
??Phone, cable, internet: $ 120
??Food, entertainment: $ 800 (including groceries)
??Clothing, household expenses $?100
??Credit cards and other loans: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.32%	Starting borrower rate/APR:	31.32% / 33.72%	Starting monthly payment:	$215.89

Auction yield range:	11.27% - 30.32%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1996	Debt/Income ratio:	27%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,609	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	MarkTwain99	Borrower's state:	California	Borrower's group:	UCLA Alumni, Staff, and Students
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$10,317.74	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
credit card -- take a hike!
Credit card issuer raised my rate from 7.99% to 21.99% for no reason -- no late payments. So I'm getting rid of them.

Even if I end up getting a higher rate with Prosper, I'm OK with that because:

(1) I'd rather see the interest go to individual investors rather than a company that doesn't care about its best customers
(2) With a fixed rate loan with automatic withdrawl it gives me a structured method for paying off the debt (I work well with structure!)

Only reason my scores are low is because I cancelled other cards after I paid them off -- mistake on my part -- so now my credit report shows I have two cards that are maxed out. But that's the only reason -- no late payments on anything, as my report shows.

Have $75k/yr in verifiable W2 income; stable for the last 3 years. Plus approx $5-10k/yr in additional income from side work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1997	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	1 / 0	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	4	Length of status:	2y 10m
Amount delinquent:	$100	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-greenback	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get ahead
Purpose of loan:
This loan will be used to pay off old bills that I thought i had taken care of. I am tring to clean up past mistakes and need some help to try to get back on the right track.

My financial situation:
I am a good candidate for this loan because while my current credit standing is not very good Im trying to get it cleaned up. I work for a private company that is going strong and expanding. I am also a full time employee that has a guarenteed 40 hour work week every week.??I also have recently paid off a 5 year loan on my car.
Monthly net income: $

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 40.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 75.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1983	Debt/Income ratio:	35%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	30y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,052	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mikeabc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	600-620 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008) 640-660 (Aug-2006)
Principal balance:	$1,633.75	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
debt colsolidation
This is my third Prosper loan . The first one has been paid in full and on time. The second one is up to date and every payment has been paid on time. I have been with Prosper for many years and by record of payment is perfect.
I just got married recently and am looking for a loan to pay off some debt. Due to the economic times, it would be very helpful at this time to have this loan.
I'm a good candidate for this loan, I've been a client for many years with a excellent record of properly paying all my loans in a timely manner.
If you have any questions please don't hesitate to ask. Send them and i will respond

Thanks in advance for taking the time for reviewing my loan request and helping me.

Hi my name is Mike. i am requesting this loan to pay off some debt and reduce my monthly payments.

My income is? $8000.00 a month.

My monthly expenses are as follow:

Utilities $350.00

Credit Cards $1200.00

Groceries $250.00

Insurance $170.00

Car $480.00

Entertainment $150.00

Misc. $350.00

Rent $1000.00

After all expenses are paid, i have enough money left to repay this loan.

thanks in advance for taking the time to read my listing and helping me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$123.23

Auction yield range:	11.27% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2001	Debt/Income ratio:	5%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,594	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	neighborly-moola	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay off my credit cards

My financial situation:
I am a good candidate for this loan because? i am a registered nurse. i have a full time job. i will be getting a raise at the end of the year and i pay my bills.

Monthly net income: $ 3583 a month

Monthly expenses: $
??Housing: $ 400????
??Insurance: $ none?
??Car expenses: $ none
??Utilities: $ none
??Phone, cable, internet: $ 100
??Food, entertainment: $?200????
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	28%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,298	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Haven26	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 88% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 12% )	520-540 (Aug-2007) 520-540 (Jun-2007)
Principal balance:	$1,126.96	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Dental Work
About me
I?m a 27 year old single man living in the great city of Chicago. I work full time as an Optician at a high end Optical boutique.

What this loan is for
I am asking for this loan so that I may pay for 2 dental Implants. In an accident I lost two of my teeth, my career involves heavy person to person interaction and I feel that I can't fully perform without worrying about my smile and how others see it. My Endodontist is willing to help with some of the overall cost if I can come up with the amount in full.?

My income & Expenses
My salary is $1,144 after taxes (bi-weekly), or $2288/month. I have extra income, from my work commission. It varies, but I make an average of $875/per quarter (Sept, Dec, Mar, Jun) from that, so that adds about $3500. to my total yearly income. My ongoing monthly expenses and budget now are $1477.

Paying off this loan
Comparing my income to my expense total, you will see that I will have a cushion of $811 per month (not including commission). Please feel the free to ask any questions regarding personal expenses.
I do have a current loan that is in excellent standing and almost paid off.

Thank you for your time and consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 344780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1992	Debt/Income ratio:	14%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	27	Length of status:	12y 11m
Amount delinquent:	$9,689	Revolving credit balance:	$628	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	5
Screen name:	eagleanime	Borrower's state:	Minnesota	Borrower's group:	Business Owners Cooperative
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the holiday season
Purpose of loan:
We have been operating a convention business for?5 years.? We currently have pre-orders for products for the holiday season coming due.? We had budgeted for these pre-orders, however unexpected expenses and a weaker fall convention schedule has left us short to cover these orders.
We have a strong internet presence with sales on Ebay, Amazon, and our own store.? We also have conventions this year that we need the product for.? The product will sell, we just need to purchase it.

My financial situation:
My wife and I opened a store in 2002.? We had some setbacks in the store.? In 2005 we closed the storefront and started selling products at Anime (Japanese Cartoons) Conventions.
We both work full time jobs while building this business.? Our eventual goal is to work this business full time.
We have paid off most of the debt from the closing of our store and have been working on repairing our credit while also building the business.
We intend to keep our full time jobs until the business exceeds?our income from the jobs.?

Monthly net income: $
My wife and I currently make over $5000 a month from our full time positions, we reinvest any business proceeds

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.61%	Starting borrower rate/APR:	28.61% / 30.97%	Starting monthly payment:	$312.70

Auction yield range:	11.27% - 27.61%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2003	Debt/Income ratio:	39%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,705	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dcstaff1200	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008) 600-620 (Mar-2008) 520-540 (Dec-2007)
Principal balance:	$546.97	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Finally, paying off my credit cards
Purpose of loan:
To consolidate and pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job with the federal government and determination to pay off this debt.?This is the second prosper loan (my final payment on that loan is in December 09 and I made every payment on time) that I have taken out and I have made good progress on reducing my debt.? I wasn't able to take out a large enough loan the first time to consolidate all my debt-so I am applying for another loan to take care of the rest.??

I am single and live with one roommate. I currently contribute $800 a month to?my debt (I overpay each month),

There is?no doubt that in college I was irresponsible with my finances, however, I find this?peer lending program to be such a great opportunity for those serious about stabilizing their finances.??

Please contact me with any questions!!

Monthly net income: $ 2500

Monthly expenses: $ 2340
?Housing: $ 890
?Utilities: $ 100
?Phone, cable, internet: $?100
?Food, entertainment, spending: $ 300
?Clothing, household expenses $150?
Credit Card and Loan Payments: $800 (Note: I would use this money toward this loan)
Monthly cushion: $160

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.45%	Starting borrower rate/APR:	26.45% / 28.78%	Starting monthly payment:	$607.96

Auction yield range:	11.27% - 25.45%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1996	Debt/Income ratio:	20%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 3m
Amount delinquent:	$88	Revolving credit balance:	$13,920	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rchoi1203	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt at a lower rate
Purpose of loan:
The loan will be used to consolidate some credit cards at a lower rate and also pay for some improvements to the kitchen of my apartment.

My financial situation:
I am very stable financially with steady income and a fairly low debt/credit ratio.? I pay all my bills on time and definitely have enough income to cover the projected monthly payments for this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.98%	Starting borrower rate/APR:	17.98% / 20.19%	Starting monthly payment:	$361.42

Auction yield range:	6.27% - 16.98%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1998	Debt/Income ratio:	22%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,659	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jason8598	Borrower's state:	Georgia	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	32 ( 100% )	740-760 (Latest)
Principal borrowed:	$19,301.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 660-680 (Nov-2006) 680-700 (Nov-2006) 700-720 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Paying off Debt to Buy First Home
First off, we thank you for reading our loan request. We need to pay off high interest credit card debt and accrued medical bills to purchase our first home. Our current net income is just about $50k/yr so paying this loan back is no problem. We have borrowed from Prosper before and have made all of our payments on time. We feel that our history with Prosper makes us good candidates for this loan. Now that we are ready to take the next step in our lives, we find that this debt is the one thing holding us back from achieving our number one goal...having a place to call our own and start a family.?Any help would be greatly appreciated, and a fully funded loan would make our dream come true.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426598
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.27% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	31%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,721	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	nickel-hawk	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off higher interest credit cards.

My financial situation:
I am a good candidate for this loan because? I am trying to pay off credit cards so I can begin saving for retirement and enjoy life.?

Monthly net income: $ 1850.00

Monthly expenses: $
??Housing: $ 450.00
??Insurance: $ 92.00
??Car expenses: $ 390.00
??Utilities: $ 0.00
??Phone, cable, internet: $125.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426720
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1990	Debt/Income ratio:	16%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	31	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,035	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	56%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	10
Screen name:	parmotinc	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	2 ( 100% )	660-680 (Latest)
Principal borrowed:	$26,000.00	< mo. late:	0 ( 0% )	660-680 (Jul-2009) 720-740 (Aug-2008) 740-760 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
Police Dialing 911. Help a cop!!
Purpose of loan:
The purpose of the loan is to buy more inventory for my?business.? I am?a full time Police Officer for the last 13 years.? Instead of working off duty I started a small business on the side.? ?I buy and sell cars of particular interest.? It is only part time at the moment, but will be full time when I retire from the Police Department in?7 years.? I have currently been in business for the last 5 years.? My background before joining the Police Department was at a World Challenge Corvette Race team.? I am able to identify and work on special interest vehicles.? I average around $35000/yr from my business and it is still only part time.??? I have already recieved?two Prosper loans and paid?them off on time and without any problems.? My business is doing great and I'm excited about my Prosper family helping me achieve the next level.? I thank you in advance.?

My financial situation:
I am a good candidate for this loan because? I am trustworhy and honest.? My wife is a Physical Therapist and I'm a Police Officer so we both have job security.? Our house will be paid for in?7 years from a 15 year loan.? My credit score dropped afther? the births of my?children.? With my children?having difficult births, they spent weeks in the hospital in the NIC unit, my wife had to quit working to take care of the kids.? With her out of work and the mounting medical bills added to the fact that we had to live off our credit until the children were healthy, that all took its toll on our financial situation.? It was a difficult decision, but one that was made with my children's future in mind.? ?You can trust me that you will not make a mistake.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426738
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1995	Debt/Income ratio:	16%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	22 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$95,924	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	acceleweb	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet product and services
Purpose of loan:
This loan will be used to?

We are a small company that's starting to get some transaction, and are interested in some funding to get us to the next level. Our goal is to create easy-to-use products and provide services. Please check out our website for info at: http://www.acceleweb.com

The money will be used for business/technology development and capital investments for our products.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1991	Debt/Income ratio:	18%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	10	Length of status:	16y 4m
Amount delinquent:	$47	Revolving credit balance:	$0	Occupation:	Clergy
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	virtuous-bid	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto Repair Loan
Purpose of loan:
This loan will be used to pay for repairs to an automobile that unfortunately was not covered by insurance.?

My financial situation:
I am a good candidate for this loan because I am a minister and seek to honor my financial responsibilities to the best of my ability.

Monthly net income: $5,055.

Monthly expenses: $
??Housing: $ 945
??Insurance: $ 200
??Car expenses: $ 598
??Utilities: $ 245
??Phone, cable, internet: $ 260
??Food, entertainment: $?800 (varies)
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 145
??Other expenses: $ 250 (estimate)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$595.27

Auction yield range:	17.27% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1996	Debt/Income ratio:	27%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	1y 11m
Amount delinquent:	$13,417	Revolving credit balance:	$26,289	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	active-platinum9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off revolving debt /lower rates
Purpose of loan:
This loan will be used to? Pay off high interest rate revolving balances. It would allow me to save over $200 per mo on payments as well as a savings of $9,400 in interest charges over the period of the 3 year repayment schedule and over $15 k if I were to pay the life of the debts.

My financial situation:
I am a good candidate for this loan because? I have secure employment and a highly educated standing in my field. My repayment record for the several years has been excellent with no late payments. I expect several income raises and promotions over the next three years.

Monthly net income: $3,200.00

Monthly expenses: $
??Housing: $ 863
??Insurance: $ 122
??Car expenses: $ 0
??Utilities: $ 177
??Phone, cable, internet:$ 125
??Food, entertainment: $ 150
??Clothing, household expenses $ 85
??Credit cards and other loans: $ 1040 per mo which includes those to be consolidated
??Other expenses: $ fuel $100 average
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$70.32

Auction yield range:	8.27% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1992	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	11y 2m
Amount delinquent:	$220	Revolving credit balance:	$5,987	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	olympia123	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-740 (May-2009) 720-740 (Jul-2008)
Principal balance:	$5,405.47	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Dead Trees
Purpose of loan:
This loan will be used to? Hire contractors to remove 2 dead trees from my property.

My financial situation:
I am a good candidate for this loan because? I already have a prosper loan and have never defaulted on it , and don't plan on it. My payments are automatically withdrawn so there is no worry of keeping up with a due date, it just comes out.

Monthly net income: $ 3850

Monthly expenses: $
??Housing: $ 1400
??Insurance: $ 204
??Car expenses: $
??Utilities: $ 214
??Phone, cable, internet: $
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$181.21

Auction yield range:	11.27% - 17.18%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$362	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dignified-market	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Business Use
Purpose of loan:
This loan will be used to?
I am a 24 year old partner in a start-up hedge fund management?firm in the Seattle area.??It has been doing very well and I am looking for a cash infusion to increase my equity stake within the firm.? Although I do not particularly need the loan, I am looking for ways to increase my stake without reducing my personal liquidity.

My financial situation:
I am a good candidate for this loan because?
My personal assets far exceed the loan requirements and could be liquidated to payoff the loan if need be.? I am looking for a low interest rate?because of the lack of necessity for the loan, and from my angle, this is a relatively low risk investment.?

Note on loan interest:? I am looking for a loan with a maximum interest rate of 10%.? Prosper's algorithms dictate that I start the bidding at 18%.? If this does not get bid down to 10% or less, I?may retract the loan request.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426782
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.68%	Starting borrower rate/APR:	23.68% / 25.97%	Starting monthly payment:	$78.13

Auction yield range:	8.27% - 22.68%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.14%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	33%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	33	Length of status:	3y 1m
Amount delinquent:	$466	Revolving credit balance:	$7,016	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	fields5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off a high interest credit card!?

My financial situation:
I am a good candidate for this loan because I take my debts seriously and am at a point where I just would like to pay off my high interest rate credit card. I can continue to pay this high interest rate as I currently do, though I would certainly appreciate having to pay less overall through a lower interest rate, and better to put my interest expense into individuals' hands rather than the big banks!

Monthly expenses: $1,715.00
??Housing: $550.00 (rent, all utilities paid except for electric)
??Insurance: $25.00
? Utilities: $30.00 (electric)
? Cell phone, internet: $100
??Food, entertainment: $300.00
??Credit cards: $300.00
? Student loans: $500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1996	Debt/Income ratio:	32%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	5y 1m
Amount delinquent:	$1,936	Revolving credit balance:	$1,024	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	NCSues	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest loan
Purpose of loan:
This loan will be used to pay off a high interest?loan. On 3/10/07, I agreed to?accept a $5,000 loan with Cash?Call with an interest rate of 59.95%. I needed?the money to pay for college. I incorrectly thought I would qualify for a Pell Grant &?quickly pay back Cash Call. I have been making payments in the amount of $254.03 since 4/1/07. As of today (10/2/09), my?payoff amount is $5,041.61. With your help, I can pay off Cash Call & begin making reasonable loan payments. I have learned a valuable lesson!

My financial situation:
I am a good candidate for this loan because I have graduated from college & have a steady income. ?

Monthly net income: $ 3500

Monthly expenses: $?1860
??Housing: $ 505
??Insurance: $?70
??Car expenses: $?605
??Utilities: $ 90?
??Phone, cable, internet: $ 150
??Food, entertainment: $ 50?
??Clothing, household expenses $ 40?
??Credit cards and other loans: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426792
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.27% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1979	Debt/Income ratio:	23%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	53	Length of status:	24y 9m
Amount delinquent:	$9,780	Revolving credit balance:	$73,873	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	worthy-integrity	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Natural, Healthy Beauty Products
Purpose of loan:
This loan will be used to market an all-natural hair butter I have created.?

My financial situation:
I am a good candidate for this loan because I have been working for the Federal government for 24+ years. Currently my annual salary is over 100k. I do not plan to retire for another 5 years. I have already made about 50 jars of the hair butter, setup my business, submitted LLC paperwork to the Virginia Commission, spent over $1000 in supplies, posted my website, and attended trade shows.

Monthly net income: $ 5,115

Monthly expenses: $?
??Housing: $ 2,390.00??
? Car Insurance: $ 65??
? Car expenses: $ 150.00??
? Utilities: $ 300.00??
? Phone, cable, internet: $ 195.00??
? Food, entertainment: $ 300.00??
? Clothing, household expenses $ 250.00??
? Credit cards and other loans: $ 1100.00??
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426794
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$79.16

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1991	Debt/Income ratio:	24%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	56	Length of status:	20y 9m
Amount delinquent:	$12,145	Revolving credit balance:	$10,802	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	27	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zaza66	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	540-560 (Mar-2008) 540-560 (Feb-2008) 540-560 (Jan-2008) 540-560 (Oct-2006)
Principal balance:	$611.32	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
Small Buisness Expansion
Purpose of loan:
This loan will be used to??Expand?Small Business.?

My financial situation:
I am a good candidate for this loan because?
I have?proven track record with Prosper,?my first?loan has been paid in full and my?second loan is current and?I?have?never?been late with any payments to prosper.

I have started a small business?that I?would like to expand. I buy and sell used cars?for a second income?and I?would like to increase my used vehicle inventory.?

I have started purchasing low priced vehicles?ranging from $500.00 to $1000.00 at auction?and with a little repair work and elbow grease,?I?can make a reasonable prophet when I sell.?

I have a solid and proven track record with Prosper and would like to continue this relationship?as I expand my?new buisness venture.

Please consider bidding?on my new?loan request, I will not let you down.

Please?review my track record with?Prosper?as well as?my income and?my?time on the job.

Please feel free to contact me with any questions or concerns.??

Thank You For Your Consideration!??????

Monthly net income: $ 4250.00

Monthly expenses: $ 1945.00
??Housing: $ 350.00? (I now?have a roomate)
??Insurance: $ 150.00
??Car expenses: $ 410.00??
??Utilities: $ 130.00
??Phone, cable, internet: $ 75.00 (My company pays for my Phone and Internet)
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 230.00
??Other expenses: $ 100.00 (Savings Account)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	7
Screen name:	upright-treasure7	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of High Volume Liquor
Purpose of loan:
This loan will be used to? as part of a downpayment for SBA funded acquisition of high volume liquor store in Minneapolis.? $5.5MM revenue, $650K net.? I currently own another store of the same franchise about 15 miles away.

My financial situation:
I am a good candidate for this loan because? I have ample business revenues in my entities ($2.0MM annually) with solid cash flow.? This acquisition will net $350,000 annually after debt service

Monthly net income: $ 40,000

Monthly expenses: $
??Housing: $ 4,000????
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 1,000
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,256.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$160.48

Auction yield range:	8.27% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1993	Debt/Income ratio:	31%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	65	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$23,934	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LittleBanker	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 95% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	2 ( 5% )	660-680 (Sep-2008) 640-660 (Apr-2008) 640-660 (Jan-2007)
Principal balance:	$2,170.99	1+ mo. late:	0 ( 0% )
Total payments billed:	44
Description
Installing new carpet in home
Purpose of loan:
This loan will be used to install new carpet in my home.

My financial situation:
I I am a good candidate for this loan because I am current on all my debt obligations, am professionally and gainfully employed and believe in paying my debts on time.? My current credit grade is C and my middle credit score is around 678 (Due only to inaccurate bankcard utilization percentage).? I have been a home owner for the past 5 years. I plan to repay this debt in less than 6 months.

Monthly net income: $ 4,900 ? Net household income: $7,200

Monthly expenses: $
??Housing: $ 924
??Insurance: $ 102
??Car expenses: $ 564
??Utilities: $ 232
??Phone, cable, internet: $ 100
??Food, entertainment: $ 325
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 526
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$235.58

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2006	Debt/Income ratio:	16%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	122%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Ali10	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 5% )	600-620 (Oct-2007) 620-640 (Sep-2007)
Principal balance:	$2,036.56	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off my credit cards
Hello everyone and thank you for reviewing and bid on my listing.??

My financial situation:

I will use this loan to pay off my credit card balance and other loan with high interests rates and also start my own practice a business consultant.

Monthly income $2500

Thank you,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$72.30

Auction yield range:	4.27% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1992	Debt/Income ratio:	49%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	58	Length of status:	7y 7m
Amount delinquent:	$63	Revolving credit balance:	$59,645	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-vivid-wampum	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my brakes
Purpose of loan:
Just need some cash to fix my brakes.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time.? I do utilize a lot of credit but I have a great history of on time payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,407	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	transparency-palace	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: Unload & consolidate credit card debt
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $?3000?

Monthly expenses: $
??Housing: $ 829????
??Insurance: $?85??Car expenses: $?210??Utilities: $ 200
??Phone, cable, internet: $ 140
??Food, entertainment: $?400??Clothing, household expenses $?250??Credit cards and other loans: $?250??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1994	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	6y 9m
Amount delinquent:	$121	Revolving credit balance:	$407	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	watcher345	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nesting Father
Purpose of loan: I am an expecting father for the 2nd time and currently in the process of changing careers to the supplemental and health insurance business. This is a commission based only business with the opportunity to double my salaried position. I have already paid the start up cost; however there are still preparations for starting these life changing events.

My financial situation: I only have 2 credit cards that are manageable, a car payment, and mortgage. I am preparing to increase my long term income and the financial situation for my growing family.

Projected monthly net income for the first 6 months: $ 6000
Projected monthly net income for the second six months: $ 8000

Monthly expenses: $???
Housing: $ 1300??
Insurance: $ 150??
Car expenses: $ 365??
Utilities: $ 175??
Phone, cable, internet: $ 150??
Food, entertainment: $ 150??
Clothing, household expenses $ 100?
?Credit cards and other loans: $ 200??
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-2002	Debt/Income ratio:	24%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$513	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	4
Screen name:	robust-power	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2100

Monthly expenses: $
??Housing: $?0???
??Insurance: $ 0????????
??Car expenses: $ 60
??Utilities: $ 200
??Phone, cable, internet: $ 80
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 235
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1976	Debt/Income ratio:	9%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	33	Length of status:	2y 5m
Amount delinquent:	$22,203	Revolving credit balance:	$1,178	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	halo7	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need 2K for a short period
Purpose of loan:
Unexpected expenses

My financial situation:
I am a good candidate for this loan because I will pay back in full by November 1 - approximately?five weeks.
I am expecting a large sum of money to be paid back to me sometime mid to end of October that will enable me to pay this loan back.
I?have?some credit issues at this time (which I am in the?process of clearing up) so I cannot use a regular bank.?
Due to my current credit issues I am willing to pay back an extra 500.00 for the use of this money.
I am a homeowner with approximately 175K in equity,and I receive rents each month in addition to my salary.?
I also am a 1/4 owner of an investment property - my share is about 125K
I also receive 500.00 each month as a consulting fee.
I am willing to sign any documents you will require.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$119.28

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	5%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	12	Length of status:	2y 1m
Amount delinquent:	$8,120	Revolving credit balance:	$460	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	1
Screen name:	professional-economy1	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying things for around the house
Purpose of loan:
Provide furnishings around my house, including a newer bed, couch and kitchen supplies.

My financial situation:
I have steady income and have an excellent federal job!

Monthly net income: $ 3000 ????

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 120
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 20
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426828
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1987	Debt/Income ratio:	14%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	17y 0m
Amount delinquent:	$0	Revolving credit balance:	$156,683	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	rate-backer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Kitchen
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I pay my bills religiously.? I started this project and now need a little extra money to finish it.

Monthly net income: $ 7800.00

Monthly expenses: $
??Housing: $ 3800
??Insurance: $ 200
??Car expenses: $ 600
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426832
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$123.09

Auction yield range:	11.27% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1992	Debt/Income ratio:	30%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$20,560	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-economy-grasshopper	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating/Paying off bills
Purpose of loan:
This loan will be used to? pay off bills by using this loan as a consolidation loan.

My financial situation:
I am a good candidate for this loan because? I am in the military and I get paid regardless of sickness, etc.

Monthly net income: $ 4,075.00

Monthly expenses: $
??Housing: $ 1,660.00
??Insurance: $ 134.00
??Car expenses: $ 50.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 127.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1979	Debt/Income ratio:	12%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	14	Length of status:	2y 8m
Amount delinquent:	$3,246	Revolving credit balance:	$7	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	6
Screen name:	ideal-rate9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
STIMULUS PACKAGE
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,950	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	RIB-BIT	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
copper
Purpose of loan:
This loan will be used to? purchase scrape copper from Fidel Cooperate Holdings in Cameroon Africa through a US based inport company (I do not pay until in is in the country). I will then sell the copper at a scrap yard in Lousiana and make a good profit. this loan will be paid off with in months, if I had probelms with my deal, I make enough money I could settle the loan myself

My financial situation:
I am a good candidate for this loan because? I have run my own carpentry bussiness for over?4 and 1/2 years and am doing quite well, even with the economy doing so bad I am working saturdays just to try to keek up with my work load.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.27% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,398	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reflective-income190	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Engagement ring
Purpose of loan:
This loan will be used to buy an engagement ring for my girlfriend of 4 years

My financial situation:
I am a good candidate for this loan because I have a job that pays me well for a very stable job.? I am a doctor and I am on salary so I do not have to worry about slow days or days that I am out of the office.? I have recently bought a condo that is skewing my debt to income ratio and I am unable to get a conventional loan from a bank as my credit score is just below what they will accept.? I have considered a checkbook loan but to borrow 5000 I would end up paying 12000 to repay the loan and this doesnt work well for me.? I am unable to apply for credit cards and the store that I would like to buy my girlfriends ring at recently declined me for a line of credit with them and said that my credit would be more acceptable in 8-12 months but I cannot wait a year as my girlfriend and I have been together for over 4 years and she would like me to make a commitment.? I earn a good income and I am a hard worker with a very stable job situation.? I think that I am a very stable borrower but because of problems while in medical school with credit cards and student loans my credit score has been damaged and I am trying to rebuild it

Monthly net income: $ 8200

Monthly expenses: $
??Housing: $ 2771
??Insurance: $?0
??Car expenses: $ 590
??Utilities: $? 0 (included in monthly assessments)
??Phone, cable, internet: $ 0 (included in monthly assessments)
??Food, entertainment: $?200
??Clothing, household expenses $ 0 (my girlfriend buys all my clothes)? :)
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	15.43%	Starting borrower rate/APR:	16.43% / 16.79%	Starting monthly payment:	$336.01

Auction yield range:	3.27% - 15.43%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	13.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1990	Debt/Income ratio:	2%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	16y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,608	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	intuitive-finance	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consulting contract bridge funding
This loan is to provide bridge funding on two new consulting contracts I received this month. I will receive payment on these by the end of the year from my long term customers. My credit is excellent and I have been wanting to finally use Prosper if the rate is better than bank funding. My listing has been updated per advice from Prosper's customer service. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$299.30

Auction yield range:	11.27% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1995	Debt/Income ratio:	17%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	3y 6m
Amount delinquent:	$209	Revolving credit balance:	$13,009	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goodtogreat	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,990.00	< mo. late:	0 ( 0% )	620-640 (Jan-2007)
Principal balance:	$1,353.63	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Second listing - pay off cards
Thank you for considering my loan listing.? This is my second loan request with Prosper.? I would like to consolidate my credit card debt and continue to improve my credit rating with this loan.? For my first loan, I have paid every payment on time.? With the current changes to the credit card market, I would like to get rid of my balances so card issuers?cannot continue to raise the interest rates without any reason (no current late payments or over balances).?

Below is a summary of my monthly cash flow:

Income (net)$4,600Rent$1,350Groceries/Dining$750Utilities/Phone/Cable/Internet$300Miscellaneous$200Auto expenses
Insurance (car, renters, life)$900Total Expenses$3,500Available for Debt$1,100Current Debt Payments$900+
Use of Proceeds - AmEx, Discover Cards, exisitng Prosper loan ($1,353.60 due to be paid off Jan. 2010)

New Debt Payments*$500.00
*Other debt U.S. Bank: will continue monthly payments

Feel free to e-mail me any questions about this loan request.? As with my first loan, I will make all payments on time.? I am aware of the current delinquency and am in the process of resolving it.? I think you will find, again, that?this is a great investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$200.23

Auction yield range:	4.27% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2003	Debt/Income ratio:	26%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,191	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	engrossing-fund	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car
Purpose of loan:
This loan will be used to purchase a used car for daily commute to work.

My financial situation:
I am a good candidate for this loan because I am very responsible and I am very serious about my credits and debits. I am never late with my payments and always pay as much as I can. I currently work two jobs, which are very stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426864
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.50%	Starting borrower rate/APR:	22.50% / 24.77%	Starting monthly payment:	$249.92

Auction yield range:	17.27% - 21.50%	Estimated loss impact:	19.22%
Lender servicing fee:	1.00%	Estimated return:	2.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1994	Debt/Income ratio:	10%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	8y 9m
Amount delinquent:	$3,777	Revolving credit balance:	$15	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	HOUSTON_IT_GUY	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Nov-2006)
Principal balance:	$566.80	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Home Foundation Work -High Income
Hi,
Long story short, my foundation needs work and id like to have enough of a buffer so as not to spread myself thin or borrow against my 401k. I am a stable borrower and have assets to the point that forfeiting on a loan -especially one of this size is not a risk. changes from the time of the loan below ~3 years ago-
>income now around 90,000+ per year
>~3 years worth of equity in my home from morgatge payments
>401k plan has about 54,000 I am setting the rate for this loan so that the apr is right at 10%. I set the last loan way to high and it was funded in a matter of minutes. I am grateful for the last loan, It was very straightfoward and hassle free, but looking back, I over paid on the interest for the amount of risk I presented. **Starting w a higher rate. The prosper webpage informed me that my loan was unlikely to be funded at the rate I offered. I was delinquint with a few credit card payments right around the time?a medical incident/surgery almost 2 years back (I had a fairly major surgery and then had to travel heavily for work soon after, got a bit out of synch with errands, including online ones). I did pay 2 cards off, and the other 2 constitute less than 4500 in debt right now which is financed at a low rate -because oddly enough, this happened at one of the points when the banks were freaking out and when I called to make payment and sort things out they offered a low rate and I said okay.?? --I will start the rate a bit higher and decide on wheter I take this loan depending on the final interest rate.

Also, there should be no current delinquincies listed on my credit rating -the page above says 1, i am checking into this.

--
please check?my previous listing if you need a further comfort level
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1995	Debt/Income ratio:	34%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,703	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rate-allotment	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off our credit cards
Purpose of loan:
This loan will be used to? consolidate credit card debt, and reduce interest rate.

My financial situation:
I am a good candidate for this loan because? we are able to pay the minimum payments, but not gain on the balance due.

Monthly net income: $ 4,300

Monthly expenses: $
??Housing: $ 1,120
??Insurance: $ 155
??Car expenses: $ 324
??Utilities: $ 200
??Phone, cable, internet: $ 109
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1,360
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$166.86

Auction yield range:	4.27% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	15%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,804	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-punctual-asset	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest CCs

This loan will be used to pay off a high interest credit card.? About 10 years ago I got sucked into the credit card vortex through my own misuse of credit.? I kept telling myself that with my next bonus I will pay it down, or with the next tax return or the next raise, etc... It perpetuated until I realized that over the past ten years I've really only been accumulating debt, never actually?paying it down - only making minimum payments.I am determined to stop the cycle.Which brings me to this site, as this looks like a great way to help me get out of debt and to help some people make some money in the process.

You will find on my credit report that I have many open accounts, but?I always pay on time.? I have been employed in my field every day?since I graduated college in 1999 and I am also attending Kellogg School of Management working towards earning my MBA in technology management (work is paying for it).

If you put your faith in me and help fund my loan, I promise that you will be repaid in full, plus interest and you willl also have my family's undying gratitude as you will be helping us get to a much better place financially.

Please dont hesitate to ask questions, I will respond as soon as humanly possible !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$377.72

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2007	Debt/Income ratio:	20%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$535	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sentimental-dollar	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay back Grandpa
Purpose of loan:
This loan will be used to?
I borrowed money from my grandfather to help me buy my house and to help furnish it. Hehas been having some health issues and I need to pay him back ASAP. It is not your usual request but it would help to mend our relationship and give us both some piece of mind.
My financial situation:
I am a good candidate for this loan because??

? I have a stable job and make more than enough money to pay this loan back. I have made every payment on any loan I have had in the past. My credit score is a bit low because I only have 2 yrs of history in America and when I filled this out my one credit card that only has a limit of $600 had $500 on it. I also applied to a bunch of places for credit when I first moved to America, this also brought down my score. I also own my own home in which I got a mortgage at the peak of the crisis. Monthly net income: $ 3545

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 45
??Car expenses: $450
??Utilities: $ 40
??Phone, cable, internet: $20
??Food, entertainment: $ 250
??Clothing, household expenses $100
??Credit cards and other loans: $ 30
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1982	Debt/Income ratio:	65%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	28 / 26	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$45,178	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kahuna1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? The Purpose of this loan will be to pay off our credit cards and debt, which was primarily used to renovate our house that we purchased in octiber 2007.? We renovated our house, which was almost 60 years old, and needed mejor repairs.?? We had hired contractors to fix our house and they bailed on us, leaving us to complete the job and incur major expenses to finish the job.?? Luckily, we were able to count on family and friends to help us.? However, in buying supplies and materials, we racked up credit card bills and loans to get the job done.

My financial situation:
I am a good candidate for this loan because?? I have always maintained a credit score above 700 before I got married and we did this home renovation.? I have always paid my bills on time and always keep good managment on my accounts.? I have always spent money wisely, but I feel like the banks, primarily Bank of America, penalized me during the credit crisis, by chopping my credit lines because they did not understand what my wife and I were doing.??? I appealed their decisions and was not treated with respect and no support at all.? I feel horrible that I have seen my credit scores decrease because they thought I was a credit risk, when I have never foreclosed on our house and have always paid bills every month.? My wife and I need this loan because we would like to consolidate our bills into one payment without having to put our house, that we have worked very hard to improve, as collateral.?? We would greatly appreciate the support of people on Prosper to help us get through this and get order in our lives.?? This loan would take a huge load off of our backs becuase then we would be able to budget our expenses much easier and make one payment, rather than several payments spread out between several vendors.?? Thank you for taking the time to read this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426888
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	19%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	31y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,168	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lexie2001	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,648.07	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Relist-2nd Prosper, NEVER LATE
Purpose of loan: I am turning to Prosper one more time seeking a loan to help me get from a high interest loan and payday loan needed to pay some medical expenses that weren?t covered by my insurance and one final payment to the lawyer to remove the temporary status from my husband?s green card. He finally has his 10-yr green card and will apply for citizenship in a year. I would prefer to restructure these loans to make it more affordable and to allow me to pay them off much faster and build my savings. My financial situation: I am a good candidate for this loan because? I?ve had a stable job for over 30 years at the same university with no threat of layoff. I obtained my 1st Prosper loan in 2008 to pay off lawyer expenses and a remodeling contract. I have made 13 payments and never been late! I declared Chapter 7 bankruptcy two years ago because I had to pay out almost $60,000 in lawyer fees and other expenses for my husband?s immigration process and visitation of his two boys. I did reaffirm some of my debt and since that time I have not been delinquent on any payments. I have gained better control of my finances and have worked to improve my credit. Although Prosper grades me @ ?E? my actual FICO is 671 with Experian and the 4 delinquencies need to be removed as they were included in the bankruptcy.

I ask the lenders at Prosper to trust in me once again and enable me to keep my financial situation under control. Please feel free to ask me question and see my profile for more information. Thank you for your consideration.

Monthly net income: $4700

Monthly expenses: $2965??

? Housing: $?475 (husband pays half)
??Insurance: $150
??Car expenses: $700?
??Utilities: $0 ($300 husband pays)
??Phone, cable, internet: $200?
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Debt service: $ 740 (Prosper loan reduce?to $400)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$216.92

Auction yield range:	11.27% - 11.33%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1998	Debt/Income ratio:	8%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,450	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	9%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	aggresive-transparency	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fashion Business
I am an honest and hard working individual. I have worked for over 15 years in corporate America and I've always known that I wanted to own my own business.? A few years ago, I started a fashion line. Then the recession hit and stores cut down on their purchasing. Always the trooper, I have figured out a way to use my current knowledge and skills to develop a new product.

Remember the old saying "Give a man a fish; you have fed him for today. Teach a man to fish; and you have fed him for a lifetime?"

Well, I've developed a quick, easy, and fun way to teach consumers how to sew and make clothing like basic pants, tops, dresses and skirts. With the popularity of shows like Project Runway, there is a renewed interest in sewing and I believe I can meet that need.

The purpose of this loan is to help with developing a website, patterns and producing the teaching manual and DVD. I am a good candidate for this loan because I have a secure day job at a well known financial company. I always pay my bills on time and I have no delinquencies.
Monthly NET income: $3,200
Housing: $1500
Phone, Cable, Internet: $130
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2008	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	2 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	baby522	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need help paying my bills
Purpose of loan:
This loan will be used to? help me make sure i do not lose my apartment.

My financial situation:
I am a good candidate for this loan because? I have always paid my bills on time till now.

Monthly net income: $ my wife brings in 450

Monthly expenses: $?1066
??Housing: $?294
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $?220
??Phone, cable, internet: $ 142
??Food, entertainment: $ 90
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 120
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426900
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.27% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1988	Debt/Income ratio:	39%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,535	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	COgirl47	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 94% )	720-740 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	720-740 (Aug-2009) 660-680 (May-2008)
Principal balance:	$1,284.40	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Personal Loan to pay off debt
Purpose of loan:
The purpose of this loan is to consolidate several small bills.? Although each bill has a relatively small balance, this loan will reduce my total overall payments significantly.??

My financial situation:
I am a good candidate for this loan because I have a steady full time job, which I have been at for 7 years.? I will?also be receiving a rais this month (delayed from April 2009), which will increase my current income.??

My daughter (now 17) was diagnosed with a rare nerve disorder about 5 years ago (Reflex Sympathetic Dystrophy).? Although she had been symptom free for several years, she fell in her PE class last spring, which brought the nerve pain back again.? The bills mostly consist of some medical/Chiropractic bills that are my portion of un-reimbursed medical charges.? Also, I?was given mandated furlough days in June, which resulted in a 20% reduction in my pay for the month.? I had to utilize my credit cards more than usual to make it through the wage loss, so I would also like to pay off my credit card balance (approx. $1000).?

Just a side note - although I had to take furlough days in June, my job is secure.? We have had no more furlough days and sales are looking positive for Q4.? ?

Net Monthly Income:? $3853.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426906
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.08%	Starting borrower rate/APR:	9.08% / 9.42%	Starting monthly payment:	$31.84

Auction yield range:	3.27% - 8.08%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1986	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,340	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Jenxyz	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$583.72	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Continue medical editing business
Purpose of loan:
This loan will be used to continue my medical editing business.

My financial situation:
I am a good candidate for this loan because I have a master's degree in English, a certified nurse assistant license, and a two year degree in clinical trials research. I am a member of the American Medical Writers Association. I will complete the AMWA core certificate and after two years of medical editing, I will complete the Basic Editor Life Sciences (BELS) certification. I have 20 years experience in software technical writing. ?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$488.06

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1993	Debt/Income ratio:	24%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$23,711	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-genome	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off one credit card and pay down another, which will enable us to make?our biggest dream closer to becoming a reality.

My financial situation:
I am a good candidate for this loan because? I have excellent credit and have not been late on any of my monthly bills, credit or otherwise and I have a good Union job which I have been at for over 6 years. I am a firm believer in buying American first when possible and I am a Gulf War Vet and a devoted family man.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$200.23

Auction yield range:	4.27% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	23%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$21,502	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ktcdcn	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	2 ( 100% )	720-740 (Latest)
Principal borrowed:	$14,000.00	< mo. late:	0 ( 0% )	720-740 (Sep-2009) 800-820 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	2
Description
pay off high interest loan
Purpose of loan:
This loan will be used to consolidate high interest debt.
My financial situation:
I am a good candidate for this loan because???I have a very stable work situation as a Registered Nurse.in an institution that is expanding despite the current economic climate. I also have the capacity to work additional hours if I so choose. In addition to this I have a good credit history and make timely payments on all accounts. Lastly, I will be getting a raise soon and will advance on our seniority scale which will further enhance my income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1994	Debt/Income ratio:	19%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,563	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	cash-base9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Additional Funds for Family Center
Purpose of loan:
This loan will be used to help with the additional funds needed for equipment for the center itself.?I am wanting to open this center for the children and families in my community and surrounding towns. Our area has absolutely nothing positive for our kids to do and this center would mean so much to our city and the small towns nearby.? My family (myself, my wife, and two teenage daughters) passed out flyers to see who would support and frequent a family entertainment center-we were overwhemeled with the response we got, several thousand signatures &?phone calls.? There is definitely a want and need for this to become successful. We want a positive place for our kids to be able to have fun good clean fun and this would also lend itself to families being able to have fun together! We want to be able to give something back to our community and investing in these kids is what has always been a lifelong dream of ours (my family). If we don't invest and believe in our children then who will?
My financial situation:
I am a good candidate for this loan because I have?shown that I can manage not only my own money but that of others.? I have budgeted millions of dollars for the restaurant chains that I have worked for over the past 14 years.? I personally have unsecured credit that?I pay on time every month.? I own 3 homes and have never been late on any of the mortgages(2?are rentals).? ??

Monthly net income: $
4300.00
Monthly expenses: $
??Housing: $ 933.00
??Insurance: $ 60.00
??Car expenses: $ 0
??Utilities: $340.00
??Phone, cable, internet: $180.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 300.00
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$144.61

Auction yield range:	11.27% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2001	Debt/Income ratio:	33%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,603	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	top-balance-taco	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Married
Purpose of loan:
This loan will be used to?
pay off my wedding debt.
My financial situation:
I am a good candidate for this loan because? I make my payments on time.

Monthly net income: $ 1,400

Monthly expenses: $
??Housing: $ 0????
??Insurance: $?0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $0
??Food, entertainment: $ 0
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400
??Other expenses: $ 80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,395.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.62%	Starting monthly payment:	$49.04

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$524	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	thankful-return3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Security Deposit
This loan will be used for a security deposit on my new apartment. My present lease will expire on 10/27/09. I do have the option of going month to month for an extra $25 - I don't think this is a good idea, but I will cross that bridge if I should come to it. My present apt is ranch style and has bushes around the front and the back of it. You can hear the gas clippers when they trim the bushes. You can hear the lawn mower, leaf blower, and the snowblower. All of these are very loud and can be heard over a recorded line making it impossible to work from home...My financial situation is: I was working for the largest healthcare provider in the USA; recently I lost my position due to job eliminations of at least 1772 jobs that I am aware of. The income is: $389 per week that I have been receiving in unemployment checks and I am paying my bills on time (which is very important). My rent is $610 per month; heat and hot water is included. My monthly expenses are low as I am very frugal. I do not have a landline phone bill; my cell is prepaid and averages $10 per month usage. I use VOIP to make telephone calls at no charge per call via magic jack, which I may have paid $16 for. I do not eat out; I cook all my meals and shop at Aldi's for the ingredients. The internet (ISP) only costs $29 per month. I do not have a cable TV bill; all "TV" viewing is rare for me, but when I do it is over the internet. I walk 30 minutes on most days so that I can stay healthy. Rather than buy books or rent movies I use the library to take items out on loan..I need a loan for the security deposit so that I can move into an apartment in a building on the top floor where you can not hear the machinery from outside the rent for the new apt would only be $640. Then I can work as a Customer Service Rep on a recorded line. I do have experience in the field and hold multiple service awards. I need to be gainfully employed again. The kitties and I moved into this apt last year we did not know it would be so noisy, and cold. This loan will allow us (the kitties and I) to move forward and make a big difference in our lives. It would enable me to be gainfully employed working from home on a recorded line...I'm sorry I did not put up a picture. I tried using a clip of me and one of the cats from my ichat clip but this site would not except the format (imac ichat clip). I really wanted to add this clip. I don't have a camera and am not a shutter bug, so I tried to improvise, alas to no avail. Please do notice that I think my rating of E is too low because I had to pick the unemployed field that also shows a zero income field which I feel brought my rating down; In all actuality my present income has been $1556 per month. Moreover, my credit score is fair 657 and is in the 50 percentile nationwide.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1993	Debt/Income ratio:	23%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Retired
Now delinquent:	0	Total credit lines:	29	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,977	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	st59marys	Borrower's state:	Washington	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 94% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 6% )	600-620 (Apr-2008) 580-600 (Jan-2008)
Principal balance:	$1,173.55	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Retire wifes funeral costs
Purpose of loan:
This loan will be used to?
Final bills of my wife of 40 years funeral cost.

My financial situation:
I am a good candidate for this loan because? I was taught that one pays their obligations and one word is his bond.

Monthly net income: $ 3260

Monthly expenses: $
??Housing: $ 1025
??Insurance: $ included
??Car expenses: $ 350
??Utilities: $ 250
??Phone, cable, internet: $ 69
??Food, entertainment:300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426936
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$82,041	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	value-duckling	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For business start-up
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.77%	Starting monthly payment:	$69.56

Auction yield range:	17.27% - 35.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$282	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	systematic-loan2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit card
Purpose of loan:
This loan will be used to?pay off my credit card bills?

My financial situation:
I am a good candidate for this loan because? i pay all my bills on time and i have good credit to prove that
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.27% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1992	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$376	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	g_r_vending	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008)
Principal balance:	$1,967.74	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Paying off High intrest credit card
Purpose of loan:
This loan will be used to? Pay off a high ?intrest credit card

My financial situation:
I am a good candidate for this loan because? I have proven to be a good client with my current loan

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 760
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426942
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1999	Debt/Income ratio:	11%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	52	Length of status:	26y 2m
Amount delinquent:	$1,026	Revolving credit balance:	$1,555	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 4	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	ArmyVet53-needhelp	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	49 ( 92% )	600-620 (Latest)
Principal borrowed:	$6,032.00	< mo. late:	4 ( 8% )	600-620 (Aug-2009) 620-640 (Apr-2009) 560-580 (Mar-2008) 560-580 (Feb-2008)
Principal balance:	$1,925.14	1+ mo. late:	0 ( 0% )
Total payments billed:	53
Description
Car repairs
To Lenders:

The purpose of this loan will be used for?car repairs.? Payments will be made on time.? I had??two loans (one has been?paided out).

Any assistance you can provide would be greatly appreciated.

Thank you.

Annual Salary:????????????$51,594, Biweekly: $1321.95? Monthly:? $2,642.00
Monthly Expenses:?
?? Mortgage????????????????$888.63
???Utilities???????????????????$200.00
???Cellphone??????????????? ?$45.00???
???Credit Cds/Loans?????$200.00
???Car Pymt??????????????? $150.00
???Car Ins?????????????????? $113.00
?? Cable/Internet?????????? $60.00
?? Prosper????????????????? $135.75

Public Record Delingencies:? State Tax Lien - arrangement made with Georgia Dept. of ?Revenue to pay taxes ($70) per month through Payroll Deduction.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426944
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1996	Debt/Income ratio:	20%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	responsible-gain	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
End of year marketing
Purpose of loan:

My business partner and I own and own/operate a regional payroll/payroll tax service bureau that has been successfully in business for one and a half years. We are looking to capitalize on the traditional year-end influx of businesses looking for a better alternative to ADP and PayChex. This is the time of the year (October through January) when a majority of businesses make a switch in service providers and we would use this loan to increase marketing and also attend trade shows/networking expos in our area. All of which would increase our presence and allow us to gain new clients. ?Our product/service is focused on businesses with 50 or less employees looking for an alternative to the high price/impersonal service of ADP and PayChex. The business is currently operating with enough revenue to cover all of its obligations with revenue comfortably and also can handle an additional $385.00 per month loan repayment or new obligation. We are located in an area that allows us to easily market to and provide local/regional service to thousands of businesses in Los Angles as well as San Diego. To learn more about the company please visit www.pacificpayrollgroup.com Thank you for your consideration.

My financial situation:
I am a good candidate for this loan because...I have a stable, salaried career that allows me to cover my monthly personal expenses. I have only one credit card payment per month. Additionally, current revenues for the company are above last year with a strong trend in continued growth going into 2010. All current vendors and service providers are paid on time, up-to date and with no delinquencies. I have been active in outside sales AND law enforcement?qualities that allow me to communicate and successfully sell our services?for nearly a decade. My business partner, prior to operating our payroll company, was in payroll management positions for several firms for 6.5 years and has a degree in business management.?

Monthly net income: $ 5200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$249.41

Auction yield range:	11.27% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1996	Debt/Income ratio:	10%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	4y 4m
Amount delinquent:	$842	Revolving credit balance:	$12,724	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	communicator154	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from Citibank!!!
Purpose of loan:
This loan will be used to?consolidate my two Citibank cards as they are deciding to increase interest rates, decrease my available credit from $25000. to $3200, (not that I want to use that much credit, but it sure makes me look like I am using more credit than I really am!!).

My financial situation:
I am a good candidate for this loan because?As you can see I have no late payments.? The two delinquincies are related to medical bills that are in dispute but are being paid.? I have had my job and career long term and my wife is a nursing student preparing to graduate soon.? My living expenses are low and I am planning to keep it that way for now.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.77%	Starting borrower rate/APR:	11.77% / 13.90%	Starting monthly payment:	$99.31

Auction yield range:	4.27% - 10.77%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1996	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,454	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ryno1998	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Band Equipment

Purpose of loan:
This loan will be used to pay off high interest credit card that was used to purchase band equipment..I need to pay this card off by december or I will get hit with additional interest accrued...

My financial situation:
I am a good candidate for this loan because Im employed full time in a very secure profession making 77,000 a year, make all my payments on time, and would have no problem paying this loan back each month...I also make additional money on the side playing in a band and make?about 200-400 a month?extra with the band that could pay this back easily...?

Monthly net income: $
4,200
Monthly expenses: $
??Housing: $ 1,800
??Insurance: $ 60
??Car expenses: $ 300
??Utilities: $ 130
??Phone, cable, internet: $ 120
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $
This leaves me around 600 extra each month after groceries, gas etc....I apologize for withdrawing and re-listing Im new to this site and saw that if you add photos of yourself and add more financial info you have a better chance of being funded...I think I got it all down this time...I also had 3,500 as my last loan submitted have since paid off 500 and didntt want more than I actually need....
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$139.16

Auction yield range:	11.27% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	28%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,904	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	armyprincess68	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt, after divorce
Purpose of loan:
I am currently going through a divorce,? the laywer fees were a bit more then I had expected . I also need? moeny to help pay for my books, as I am going to be a full time student for the fall semester.Before I deploy in late spring next year.

My financial situation:
I am enlisted in the United StatesArmy , untill the year 2013, I maintain good credit and pay my bills on time. I don't have too many bills just laywers fees, and unexpected moving expenses . I need a little help to get back on my feet.

Monthly expenses: $ 3,600
??Housing: $?700
??Insurance: $ 150
??Car expenses: $ 240
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50????
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 175
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 12.78%	Starting monthly payment:	$835.50

Auction yield range:	3.27% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1992	Debt/Income ratio:	12%
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$357	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	openness-cleansing	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
down payment on business purchase
Purpose of loan:
This loan will be used as a down payment on purchase of a fly fishing shop. I feel this is an excellent opportunity. I am purchasing an existing business with $300,000 annual sales. The owner is selling because of medical issues.
My financial situation:
I am a good candidate for this loan because I have a very good income and very little consumer debt. I only have a house payment and a truck payment with no credit card debt. I currently gross around 10,000 a month. I receive a $20,000 pharmacy manager bonus in March 2010. I will be able to pay back the loan with no issues. I will continue working as a registered pharmacist and my husband will be the main full time employee for the shop. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426954
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$256.59

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1993	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$78,164	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	seahorse238	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to? Fix up my late aunt's home in Suburban St. Louis County. She passed away last year and left her small house in fair condition. I would like to do some improvements and square away the home so that it can be sold.

My financial situation:
I am a good candidate for this loan because? I have s good job and make very good money. Right now because of remodeling my own home it's difficult for me to may substantial outlays to take care of my aunts home. It's my intention to repay the loan in full once the home is sold. I will admit, it is not in the best of locations but with a little TLC, I'm sure it can be sold for at least 40-45000

Monthly net income: $
10000
Monthly expenses: $
??Housing: $ 4500
??Insurance: $ 200
??Car expenses: $ 723
??Utilities: $ 500
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 700
??Credit cards and other loans: $ 1500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426960
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1995	Debt/Income ratio:	50%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,049	Occupation:	Truck Driver
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transaction-wasp3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt
Purpose of loan:
This loan will be used to pay off an existing loan.

My financial situation:
I am a good candidate for this loan because I work hard and can pay a higher payment since I have a two income household.

Monthly net income: $ 8500.00 from my wife and I.

Monthly expenses: $
??Housing: $ 1335
??Insurance: $ 100
??Car expenses: $ 1000?
??Utilities: $ 150
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 1000
??Clothing, household expenses $ 250
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.58%	Starting borrower rate/APR:	17.58% / 20.04%	Starting monthly payment:	$53.91

Auction yield range:	6.27% - 16.58%	Estimated loss impact:	5.29%
Lender servicing fee:	1.00%	Estimated return:	11.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	8%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,429	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	generous-community0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Brenda's Small Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I'm just helping my son out with his Higher Education. My son attends NYU and recently graduated this May 2009. I;m very proud of him beacuse he has obtained his Bachelors Degree and will be pursuing his Masters as well. So this is a gift to him as well as to me. Of course he will be paying me back by graduating and being a good son to his mother.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	38%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	27 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$51,349	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	auction-hot-rod	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card debt
Purpose of loan:
This loan will be used to pay off high interest credit card debt. I am making all of my monthly payments on time.However, I would like to get out of the vicious credit card cycle.I have learned my lesson about using credit cards and carrying so much debt.I would like the freedom to begin managing my financial health in the proper way.I have created a budget for myself and feel good about achieving my goals.My financial situation:
I am a good candidate for this loan because I pay my bills on time, my job and income is stable, and my credit score is not excellent because of the amount of debt that I carry.?? I have been in the same industry for 18 years and the same job for 7 years.? My income will allow me to make the monthly loan payment because I am currently paying a similar amount with my monthly credit card payments.? The difference now is that in 3 years this loan will be paid off.? I will increase my cash flow to begin reducing other debt and saving more money. ?Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$160.63

Auction yield range:	4.27% - 13.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1982	Debt/Income ratio:	29%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$57,705	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	funds-explosion	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Love Prosper
Purpose of loan:
Consolidate Credit
My financial situation:
I am a good candidate for this loan because? Worked for the government for over 20 years with at least 10 more to go?
Would rather pay you than banks. We started paying down the balances and they kept lowering my available credit.??
I love the concept of prosper and the opportunity it provides.? I plan on using this loan to wipeout the balance on one account.
When this loan is payed off? I plan to do it again replacing another account.? Goal is to be debt free.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$55.92

Auction yield range:	4.27% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1995	Debt/Income ratio:	135%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$28,892	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	luvdogsncats	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Feb-2008)
Principal balance:	$2,798.88	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
I listen to Clark Howard!
Purpose of loan:
This loan will be used to? pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because? I began a new business 4 years ago, and the last two years it has taken off.

Monthly net income: $ 1600.00-2200.00? Husband 2500.00-3500.00

Monthly expenses: $
??Housing:?????
??Insurance: $?48????
??Car expenses: $ 365????????????
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 370
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-2004	Debt/Income ratio:	52%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	5	Length of status:	0y 2m
Amount delinquent:	$189	Revolving credit balance:	$3,916	Occupation:	Student - College F...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	established-felicity	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a 4500.00 first time homebuyers rebate expected anytime, a 1350 pell grant payment coming in November and a 4500. subsidized student loan coming in December.? I will pay this loan back with those funds.

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $ 422
??Insurance: $ 80
??Car expenses: $ 370
??Utilities: $?150
??Phone, cable, internet: $ 75
??Food, entertainment: $ 160
??Clothing, household expenses $
??Credit cards and other loans: $ 39
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426978
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1984	Debt/Income ratio:	65%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	7y 7m
Amount delinquent:	$0	Revolving credit balance:	$39,224	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	red-sensational-point	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for private school tuition
Purpose of loan:
To help pay the costs of private school tuition for my two children.? They are currently thriving at their private?school, my daughter is in her second year and my son is beginning his sixth.

My financial situation:
We are currently trying to get back on track after closing a business and we are confident that financially we will be able to do so with time.? We are making adjustments and in the process of consolidating credit while trying to continue to?send our children to the private school that they are thriving in.? We received $11,000 scholarship this year from the school towards both of their annual tuition, and we generally receive this each year.? Cash flow is the main reason for the loan.? Tuition payments are automatically deducted - first time this year the school has put this program in place.? A good portion of my monthly salary goes to an FSA account which can take some time for the reimbursement process.? My spouse closed a business during the past year but is now working full-time for someone else.? I am working full-time and taking on some other work soon as well so that we can get financially back on track.?

Monthly net income: $ 5,600

Monthly expenses: $
??Housing: $ 1248.00
??Insurance: $included in mortgage?
??Car expenses: $89 insurance plus any maintenance.? no loans.
??Utilities: $ 400
??Phone, cable, internet: $ 74 cable (employer pays for?phone and internet,?working from home)
??Food, entertainment: $ 600 (groceries)
??Clothing, household expenses $400
??Credit cards and other loans: $ 1,300
??Other expenses: $ 70 cell phone family plan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426980
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.25%	Starting borrower rate/APR:	16.25% / 18.44%	Starting monthly payment:	$529.21

Auction yield range:	4.27% - 15.25%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2000	Debt/Income ratio:	18%
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$98,185	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	note-samaritan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guaranteed Return
Purpose of this loan: I?am trying?to get?my high interest credit card paid off?paid off but it?s not happening sooner because the interest rates kept rising. I hope to get a better deal from Prosper at the same time give the opportunity for good interest gains to the investors.?

I have?a stable full and part time jobs. Overtime is always there, paying double of my rate about 3-4x/mo. My husband is a Police Ofcr and also works as a sub teacher for HS. No kids. His income pays our mortgage. Combined we have $8,000/mo plus extra VA money/mo from Marine Corps. Each of us own two retirement plans having sustainable balances. I am already paying $500-600/mo on this card. With my proposed loan, I would be paying the same only I could pay it off in 3 yrs instead of longer. There is a 111K-credit balance reflected on my profile, 90K is from my home equity obtained 3 yrs ago that we used for needed home improvements, few overseas investment and paid off? car loans. This loan has a very good fixed interest rate. Our home is suited for our retirement plans hence, no plans to move at all. It is in a desirable community with high potential for return once housing market turns around.?I am responsible in all my bills and pay them on time. Anybody interested in bidding?on this loan will never regret it. Thank you all in advance.
My personal expenses/mo include: Income:???????????????$4,300.00/mo
Expenses: Mortgage:????????????????????????????????????????????????????? husband's income
Insurance/invest portfolios????????????????????????????????????????????? 700.00 (for 2)
House bills, utilities, car gas,?groceries, etc?????????????????? 1,200.00 (for 2)
Credit Cards:???????????????????????????????????????????????????????????????? 600.00
Others:????????????????????????????????????????????????????????????????????????? ?650.00 (I send my sis to college)
Net Balance: $1,150.00/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	19 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,591	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	investment-supporter0	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lost my taste for plastic
I have always paid my bills on time and take the responsibility very seriously. After the financial downturn; almost all of my credit card issuers reduced my limit to my balance which has made me appear to be "maxed out". I desperately want to show them my appreciation by paying them off and closing the accounts which I have begun to do little by little. I can assure you that this debt will be repaid as agreed and your investment protected. Other than my credit cards my debt level is very low and my current investment properties are set to liquidate within a short time providing ample resources. I have never sought a loan like this, so if you have any questions at all; feel free to email me if that option is provided and thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.27% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	57	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,058	Occupation:	Doctor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	phoenix0604	Borrower's state:	Illinois	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	680-700 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jan-2008) 640-660 (Jul-2007)
Principal balance:	$911.61	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit cards. Thanks to my credit limits being lowered and my interest rates hiking, I wish them gone.

My financial situation:
I am a good candidate for this loan because I have never missed a payment on a credit card, or any note. I take my obligations very seriously and do everything in my power to do the right thing. I have a bankruptcy on my credit from a business failure that happened eight years ago. Since then, I have purchased a house and never missed a monthly payment.

Monthly net income: $ 4300

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 120
??Car expenses: $ 675
??Utilities: $ 160
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 500
??Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1995	Debt/Income ratio:	31%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,909	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	moonlite1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$2,125.70	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Consolidating Debt
Purpose of loan:
This loan will be used to?consolidate personal debt into one payment, including my current Prosper loan.

My financial situation:
I am a good candidate for this loan because I have worked as a Respiratory Therapist for the past? eighteen years.? I currently work as a Respiratory Manager for a?Rehabiliation Hospital.? My field is a high demand so I have stable work.

I also have a second job, which I work?two shifts per month.? This job?provides me with an extra $400.00 net per month.?

I can easily make this loan payment, and plan on paying it off early.

Monthly net income: $ 3800.00

Monthly expenses: $ 2865.00
??Housing: $?780
??Insurance: $?95
??Car expenses: $?400
??Utilities: $?125
??Phone, cable, internet: $ 125
??Food, entertainment: $?400
??Clothing, household expenses $?100
??Credit cards and other loans: $?740
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.08%	Starting borrower rate/APR:	10.08% / 10.43%	Starting monthly payment:	$161.52

Auction yield range:	3.27% - 9.08%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1996	Debt/Income ratio:	6%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$85	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BW45	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Toyota Tacoma
Purpose of loan:
I am in need of a loan for a car purchase, specifically a Toyota Tacoma.? I have owned two Toyota trucks in the past and know that they are extremely reliable.? I lived in San Francisco from 2007 until last week and didn't own a car while I was there.? I am now in need of a car.

My financial situation:
I have a solid income history and a good debt-to-income ratio.? This loan will be the only loan I carry.?Any revolving credit balance is attributed to monthly expenditures put on my credit card that gets paid off each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1973	Debt/Income ratio:	46%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	16 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	53	Length of status:	0y 1m
Amount delinquent:	$29,604	Revolving credit balance:	$2,484	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	105%
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	stylish-p2ploan4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? Consolidate credit cards

My financial situation:
I am a good candidate for this loan because? I am honest and would not ask for a loan if I could not pay it back.

Monthly net income: $ 27,000

Monthly expenses: $
??Housing: $
??Insurance: $ 200
??Car expenses: $ 50.00??
??Phone, cable, internet: $160.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 250.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427004
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1996	Debt/Income ratio:	37%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,341	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	eloquent-fairness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation for a new start
Purpose of loan:
This loan will be used to consolidate my credit card debt. I am recently divorced and incurred a number of expenses in the process related to moving, etc. These are spread over 3 high interest rate credit cards. My ex and I recently paid off a Prosper.com loan that we had obtained together a few years ago. We set up automatic payments (which I will do with this loan as well) and never missed a payment. My credit is not perfect, but I have a steady income from my graduate school stipend and I want to get these debts paid off so that I can make a new start in life.

My financial situation:
I am a good candidate for this loan because I am a graduate student on a fixed stipend. It isn't a huge amount of money but it is a living and my expenses are low. I have job security for the next 3 years as I finish up my MD/PhD; after that my income will go up slightly during residency. It is good to be in a secure position in these economic times.

Monthly net income: $ 1549

Monthly expenses: $ 1505
??Housing: $ 315
??Insurance: $ 75
??Car expenses: $ 200
??Utilities: $ 75
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300 (will be paid off by and replaced with Prosper.com loan payment)
??Other expenses: $ 65 storage unit
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1987	Debt/Income ratio:	34%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	17 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	2y 1m
Amount delinquent:	$40	Revolving credit balance:	$18,437	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	canamp	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$2,536.42	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Much needed plumbing repair
Purpose of loan:
This loan will be used to?Repair some plumbing for my upstairs bathroom. The sink and shower has been out of order for more than 14 months. The loan will help us purchase the materials and pay a plumbing company to repair the damaged pipes.?

My financial situation:
I am a good candidate for this loan because? I want to thank the Prosper community for my first loan which has helped me to? eliminate several monthly payments and debts from my monthly bills. I am current on my Prosper Loan and have been for the entire 12 months. I have a part time job now and am able to bring in $400 extra a month. I will use $100 of that amount each month to make additional payments to this loan.

Over the past year my wife was furloughed by her company and for a while we had to make ends meet as a single income family. We survived the furlough and are back on track.
Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 2500
??Insurance: $
??Car expenses: $ 385
??Utilities: $ 300
??Phone, cable, internet: $ 108
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 525
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 29.33%	Starting monthly payment:	$571.55

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,299	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderful-contract	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wheelchair for my son
Dear prospective lenders, I am seeking this loan for two reasons. First and foremost, I will be using most of my loan to consolidate most of my debts. Second, and equally if not more importantly, I will be using the remaining money to purchase a custom wheelchair for my son who was born with a disability known as Spina Bifida. His physicians and medical insurance have sadly denied multiple requests from us to get him the chair that he needs. Unfortunately, this is a problem that has extended to other medical supplies and technologies that he?s needed but does not receive thanks to the myriad of politics and bureaucracy that exists within the healthcare system. I have been steadily employed for over ten years now as a healthcare provider since October 1999 with the county of Santa Clara under their local in home support service program and have recently received an increase in both hours as well as pay. Here is a quick rundown of my financial status: Monthly income: $1820 Monthly expenses:
Rent: $400 (includes electricity)
Phone: $20.00
Groceries: $200
Credit cards: $250 Total monthly expenses: $870
Remaining available: $950 I believe that I am a good candidate for this loan because I have been steadily employed for over ten years now. I always take my financial responsibilities and obligations very seriously. I have never filed for bankruptcy. And I have never defaulted on any loans. Thank you for taking the time to consider this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$434.91

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2003	Debt/Income ratio:	36%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,199	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	euro-buddy	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff credit card debt
Purpose of loan:
This loan will be used to payoff credit cards that i have with the scam artist bank of america?

My financial situation:
I am a good candidate for this loan because? I have a great job with the government. And have the money to pay the money back. Just hate bank of America and want out of there grip

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$400.12

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2001	Debt/Income ratio:	33%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,949	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue-happy-felicity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?i am a responsible?father and a husband with my 4month old son. I work hard to provide for my family and have been with tabc toyota since december 2003. I have realized that my?student loan and credit card bills have a rising interest rate as the days go bye.I need this loan to pay off this debts and also believe i will get a better interest rate with prosper than my credit card lenders. i have just returned from dayton ohio for a specified training for my job and still looking forward to positive growth at my place of work, though the economy have been rough, i consider myself to be blessed and growing at work.??

Monthly net income: $ 5106

Monthly expenses: $?2960
??Housing: $?
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1981	Debt/Income ratio:	53%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$28,678	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	new-thrilling-rupee	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying down debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I seperated from my husband, got into some trouble with cc but I have a decent job and I do believe in paying my debts

Monthly net income: $ 3000.

Monthly expenses: $
??Housing: $ 805.????????????????
??Insurance: $
??Car expenses: $ 608.40
??Utilities: $ 150.00 mo
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$196.16

Auction yield range:	6.27% - 23.00%	Estimated loss impact:	5.41%
Lender servicing fee:	1.00%	Estimated return:	17.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1989	Debt/Income ratio:	10%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$50,866	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cash-comet3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? Pay off high interest credit card debt

My financial situation:
I am a good candidate for this loan because? I have a good solid income source and have never ever been late on a payment. Recently credit card companies have increased my interest rates significantly even though I have never been late.?I take great pride in my payment history and want this to continue. I feel much better about paying the interest to those at prosper than to the credit card companies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$289.94

Auction yield range:	17.27% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,429	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Loanpro	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	720-740 (Latest)
Principal borrowed:	$13,900.00	< mo. late:	0 ( 0% )	740-760 (Nov-2007) 540-560 (Aug-2006) 540-560 (Aug-2006) 540-560 (Jul-2006)
Principal balance:	$4,721.45	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
Pay down HFC loan
Purpose of loan:
This loan will be used to? Pay down HFC loan

My financial situation:
I am a good candidate for this loan because?I have been on time with all my credit for over 6 years all delinquencies you see were 7 years ago and they are paid in full and were less than 200 dollars one was a old cable bill that was over looked after I moved to a new home didn't get final bill sent to me found out by running my credit? paid it then!. I have a great track record with all my debt own my own home and have a good job which I've had for 7 years. I have some high balances on my cards but are paying them down. I have never been late with 2 of my Prosper loans and will have the 2nd loan paid for November 2010. My credit score is alittle low only because of credit card balances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$148.58

Auction yield range:	6.27% - 29.00%	Estimated loss impact:	5.53%
Lender servicing fee:	1.00%	Estimated return:	23.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$66,254	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Thrifty	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	760-780 (May-2009) 780-800 (Nov-2006) 760-780 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Purchasing a Rental Property
Thanks for looking at my listing.? I have been a Prosper member since summer 2006, having borrowed (and repaid the loan) and invested in other loan requests.? I attended both Prosper Days conferences and am hoping I will have the ability to loan money again (I live in Alabama and Prosper is seeking approval to allow me to lend once again) some day soon.

I would like to borrow $3,500 to purchase a rental property.? I previously requested $18,000 but was not satisfied with the results and with Prosper's treatment of my request.? I have stellar credit and cannot believe how low my Prosper rating was.? I will take the $14,500 difference from my emergency funds.? Not something I want to do, but I am willing to do so.

The purchase price of the home is just under $160,000 and I am paying with cash.? However, I am just a bit short.? The house is new construction (http://www.drhorton.com/corp/GetCommunity.do?dv=45&pr=44240) in Calera, AL, the fastest growing city in the fastest growing county in Alabama. I already have a 7 year signed lease agreement for this property.? I have personally known the tenants for about 20 years (since the 6th grade) and they have been renting from me in another house since May, 2006.? The husband has taken a new job and currently has a 2 hour commute, which is why they would like to move.? They also have added to the family since they first rented from me and need a bigger place.

I am charging $1,436 per month in the first year, with a 3% increase each year.? The mother-in-law is retired and has moved in with the family and will be contributing $500 per month towards this rent amount.? The husband earns $55,000 plus monthly bonuses.? His car is paid for and as far as I know the only other obligations he currently has are student loans.

I currently own 6 rental properties (this will be my 7th) and my primary residence.? Four of those properties are owned outright.? After paying mortgages on the other two properties, plus taxes, insurance and HOA dues, I net about $2,400 per month before adding the income I will be receiving with this property.? Please keep in mind that I am not taking out a mortgage on this home, so the majority of the rent is cash flow for me.? I also have a day job, but my debt-to-income ratio would be skewed since I owe mortgage debt on a total of 3 properties.

As far as risk, well, I have never, ever paid anything late (not even by a couple days past the due date!).? I think people who do not pay their bills should be charged CRIMINALLY for THEFT.? But since this isn't the case, you'll just have to understand my word is my bond.? I opened my first credit card 14 years ago and to date have NEVER missed a payment on any obligation.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	29%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	4y 5m
Amount delinquent:	$5,284	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	boisebasca	Borrower's state:	Idaho	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008) 660-680 (Feb-2008)
Principal balance:	$2,292.17	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Lenders 3rd try/ 2nd loan-Plse help
Purpose of loan:
This loan will be used to help take care of 2 delinquent accounts I was not aware of, I believe this was caused by a settlement with a CC company and still remains on my report and I will use the balance to take care of CC balances I have and to clear up my credit picture.?I have an active Proper acct now and have never missed a payment. Please put some trust in me again and together we can do great things.

My financial situation:
I am a good candidate for this loan because? At this time in my life, I would like to be free from stupid debt. This loan will enable me to help pay what I owe and the present amount I owe on credit cards and other loans can be utilized for this loan. I think Prosper is a great Program for people who need that special help it supplies.
Monthly net income: $ 3892

Monthly expenses: $ 3675
??Housing: $ 1700
??Insurance: $150
??Car expenses: $ 50
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 300
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1996	Debt/Income ratio:	23%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,696	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	independent-balance5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit/personal debt
Purpose of loan:
This loan will be used to? to pay off some loans that currently have a high interest rate. I am also going to use this to cover some expenses and fix my car.

My financial situation:
I am a good candidate for this loan because?I have a great and steady job. I am also going to be making about $20,000-$30,000 more in the next year with new business, so paying back the loan will not be a problem.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 200
??Car expenses: $?375
??Utilities: $ 350
??Phone, cable, internet: $ 150
??Food, entertainment: $?750
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1992	Debt/Income ratio:	43%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$39,756	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hope-magnifico	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
The purpose of this loan is to pay off the balances on my credit cards all of which have very high interest rates (3 cards with rates of 17.68%; 19.9%; and 29.99%). My current financial situation is stable and I am making my monthly payments on time but I am unable to save for the future. I am a good candidate for this loan because I have a stable income and I can make regular payments. I am a lawyer working with a non-profit organization on a national pro se legal assistance program for people who do not have legal representation. As someone with a professional degree, I also have strong earning potential.

My net income is $3300/month. My rent is $1090. My monthly expenses are minimal and include my groceries and cell phone. I am working hard to keep spending low. I do not have a car. I use public transportation which costs $40/month or sometimes I cycle to the office. I don't have cable or internet. I am seeking a debt consolidation loan through prosper because I would rather pay my peers than credit card companies.

Thank you for taking the time to read my profile!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.69%	Starting monthly payment:	$49.34

Auction yield range:	4.27% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1991	Debt/Income ratio:	30%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$69,363	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	CivilEngineer01	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bridging the Gap
Purpose of loan:
This loan will be used to? help pay some unexpected medical bills and auto repair for my wife's car. My wife has been on unpaid maternity leave and goes back to work in a couple of weeks. Her car failed inspection and needs some repairs before she goes back to work. We also have some unexpected hospital bills as a result?of our?second daughter's birth. We could?use a small loan until?she is?back at work and greatly appreciate any help?to get us through the next 2-3 weeks and would rather?not open any new credit cards.?

I am a good candidate for this loan because? very steady and secure Engineering job (in the industry for +/- 20 years), same with my wife. We have NEVER been late with any bill payment, EVER and will have no problem paying this loan back in a very timely fashion.

Monthly net income: $ 4550 (Only me; wife not included)

Monthly expenses: $?2470
??Housing: $ 1000
??Insurance: $?60
??Car expenses: $ 200
??Utilities: $?80
??Phone, cable, internet: $?80
??Food, entertainment: $?200
??Clothing, household expenses $?50
??Credit cards and other loans: $?800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	15	Length of status:	23y 5m
Amount delinquent:	$74	Revolving credit balance:	$8,803	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	new-interest-cupcake	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Waiting for job to pay in 3 weeks
Purpose of loan:
This loan will be used to tide me over until I get paid from a large job

My financial situation:
I am a good candidate for this loan because I am able to repay very quickly?

Monthly net income: $ is from five to 20 thousand

Monthly expenses: $
??Housing: $ 1500
??Insurance: $ 600
??Car expenses: $ 400
??Utilities: $ 175
??Phone, cable, internet: $ 320
??Food, entertainment: $ 450
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $?? cars are paid off

I expect to repay this off in a few weeks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	35.00%	Starting borrower rate/APR:	36.00% / 39.48%	Starting monthly payment:	$463.75

Auction yield range:	17.27% - 35.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	10 / 11	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	21	Length of status:	1y 5m
Amount delinquent:	$415	Revolving credit balance:	$63,473	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	money-kin	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital
Purpose of loan:
This loan will be used to?
working capital.
My financial situation:
I am a good candidate for this loan because? I have never defaulted on any loans I have ever received.? My personal credit score does not reflect my honest, dedication, and motivation, as a business owner.? I have a solid business plan and professional team supporting my business.? Unfortunately, the economy has delayed my success.

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 180
??Car expenses: $ 0????
??Utilities: $?120
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1996	Debt/Income ratio:	4%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,468	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$100,000+
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Neshat	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 79% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	3 ( 21% )	620-640 (Sep-2009) 640-660 (May-2008) 540-560 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Medical Expense, 2nd time borrower
Purpose of loan:
Medical expense

My financial situation:
I am paying for my mother's medical expenses, I have a stable job and plan to pay it off by Feb 2010 even earlier

Monthly net income: $ 10500

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$832.51

Auction yield range:	11.27% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	17%
Credit score:	740-760 (Oct-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,203	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	laudable-listing	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used for the purpose of paying off credit cards due to laws recently passed.

My financial situation:
I am a good candidate for this loan because we are a two income family both in good credit standing.? I heard about this over the radio and really do not want to give any more business to the banks of the world.? There is one credit blimish on my record for a Lowes credit card that is no more than $500.00 for 30 days late due to me and my wife changing resposibilities in the house.? She now takes care of all the bills and when we made that change this was not switch over for her to pay.? I have worked hard to have great credit which was above 760 but due to that is dropped considerable and that is a gross miscalculation of my credit worth.

I am looking for a great rate and being able to pay this off early with out penalty.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1993	Debt/Income ratio:	14%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,159	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sharp-liberty	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to?
PAY OFF CREDIT CARD BILLS AND TO GET CAUGHT UP ON OTHER EXPENSES.
My financial situation:
I am a good candidate for this loan because?
I HAVE?STEADY EMPLOYMENT AND ALL OF MY BILLS ARE IN GOOD STANDING.
Monthly net income: $
2100
Monthly expenses: $
??Housing: $ 924????????
??Insurance: $ 48
??Car expenses: $ 257
??Utilities: $?200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $100
??Credit cards and other loans: $400?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$399.17

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1978	Debt/Income ratio:	26%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Retired
Now delinquent:	2	Total credit lines:	24	Length of status:	19y 10m
Amount delinquent:	$674	Revolving credit balance:	$11,652	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	8Beekeeper8	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards quickly.
Please bid down to the 7% APR range.
My financial situation:
I am a good candidate for this loan because I pay my bills on time.
I am in the process of correcting information incorrectly reported on my credit report.? When that is corrected, my credit score will revert to Excellent.? My friends and family know this about me.? I am not delinquent? on any bills and can prove that.? I became aware of these errors when doing this listing.

Monthly net income: $ 2609.00

Monthly expenses: $
??Housing: $ 1155
??Insurance: $ in mortgage and deducted before income shown
??Car expenses: $ 0
??Utilities: $ 483
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 10
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.47%	Starting borrower rate/APR:	28.47% / 30.83%	Starting monthly payment:	$208.09

Auction yield range:	11.27% - 27.47%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.78%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2007	Debt/Income ratio:	26%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,567	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Sika	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	700-720 (Sep-2008)
Principal balance:	$5,319.51	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Debt Consolidation
I applied for credit cards back when the interest rates were high and my bank is refusing to lower the rate, even though I have a good credit score. I am therefore seeking to consolidate all my payments at a much lower level so that I can finish the payments quickly. Moreover, I believe in the peer-to-peer lending philosophy of prosper and would like to strengthen my relationship here. I have been a borrower for more than a year now and I have never missed a payment. I have also never missed a payment on any of my bills. I believe that being responsible goes a long way towards affecting the cost of credit and more importantly, the ability to access credit when needed.

I checked the monthly payment for this loan and it will be much lower than my current monthly payments. Moreover, I have at least $5,000 invested in the stock market (and $1,000+ in 401k) that I can liquidate anytime if need be. I don't want to cash out of my stocks now because the market is just picking up.

The score I have on here is not reflecting $2,000 I paid off one of my credit cards last month. I thought I'll mention that so you know I'm really making an honest effort to pay off all my debt.

I'll be willing to answer any questions you have and hope you'll help me consolidate all my debts. Thanks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$159.63

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	43%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$78,113	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kuriancg	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card Debt
Purpose of loan: This loan will be used to payoff high interest credit card debt.

My financial situation: I am a good candidate for this loan because I have good credit. I have a good job and have always paid all my bills on time.
Information in the Description is not verified.